     As filed with the Securities and Exchange Commission on March 30, 1999

                                                 Securities Act File No. 2-86188
                                Investment Company File Act No. 811-3836
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     PRE-EFFECTIVE AMENDMENT NO.                           [ ]

                     POST-EFFECTIVE AMENDMENT NO. 30:                      [X]

                                       and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]


                     AMENDMENT NO. 30                                      [X]
                        (Check appropriate box or boxes)

                              ANCHOR SERIES TRUST

               (Exact Name of Registrant as Specified in Charter)

                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                         New York, New York  10017-3204

               (Address of Principal Executive Office)(Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                             Robert M. Zakem , Esq.
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                            New York, NY  10017-3204
                    (Name and Address for Agent for Service)

                                    Copy to:
                             Susan L. Harris, Esq.
                                SunAmerica Inc.
                       1 SunAmerica Center, Century City
                           Los Angeles, CA 90067-6022

             It is proposed that this filing will become effective (check appropriate box)


               [ ]   on (date) pursuant to paragraph (b) of Rule 485



               [X] immediately upon filing pursuant to paragraph (b) of Rule 485



               [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


               [ ]   on (date) pursuant to paragraph (a)(1) of Rule 485

               [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

               [ ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

             If appropriate, check the following box:

               [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 ----------------------------------------------

                                   PROSPECTUS

                                 MARCH 30, 1999

                 ----------------------------------------------

                 ANCHOR SERIES TRUST

                  --    Growth and Income Portfolio
                  --    Growth Portfolio
                  --    Capital Appreciation Portfolio
                  --    Foreign Securities Portfolio
                  --    Natural Resources Portfolio
                  --    Multi-Asset Portfolio
                  --    Strategic Multi-Asset Portfolio
                  --    Money Market Portfolio
                  --    Government and Quality
                        Bond Portfolio
                  --    Fixed Income Portfolio
                  --    High Yield Portfolio

                 ----------------------------------------------
                             [ANCHOR NATIONAL LOGO]
                 ----------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     19

  Transaction Policies......................................     19

  Dividend Policies and Taxes...............................     20

OTHER INFORMATION...........................................     20

  Substitution Application -- Fixed Income and Foreign
     Securities Portfolios..................................     20

  Year 2000.................................................     20

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     21

  Investment Selection......................................     21

  Investment Strategies.....................................     21

GLOSSARY....................................................     28

  Investment Terminology....................................     28

  Risk Terminology..........................................     30

MANAGEMENT..................................................     32

  Investment Adviser........................................     32

  Subadviser................................................     32

  Portfolio Management......................................     33

  Custodian, Transfer and Dividend Paying Agent.............     35

FINANCIAL HIGHLIGHTS........................................     36

FOR MORE INFORMATION........................................     38

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------


                                          Q&A

         "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.
         A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.
         A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market; or companies undervalued within an industry or market capitalization category.

The following questions and answers are designed to give you an overview of Anchor Series Trust (the "Trust") and to provide you with information about the Trust's eleven separate investment series (Portfolios) and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 21, and the glossary that follows on page 28.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND STRATEGIES?

A: Each Portfolio operates as a separate mutual fund and has its own investment goal and a strategy for pursuing it. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


  -----------------------------------------------------------------------------------------
                                      EQUITY PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    GROWTH AND INCOME       high current income and     invests primarily (at least
    PORTFOLIO               long-term capital           65%) in core equity securities
                            appreciation                that provide the potential for
                                                        growth and offer income, such
                                                        as dividend-paying stocks
  -----------------------------------------------------------------------------------------
    GROWTH PORTFOLIO        capital appreciation        invests primarily in core
                                                        equity securities that are
                                                        widely diversified by industry
                                                        and company
  -----------------------------------------------------------------------------------------
    CAPITAL APPRECIATION    long-term capital           invests primarily in growth
    PORTFOLIO               appreciation                equity securities across a
                                                        wide range of industries and
                                                        companies, using a
                                                        wide-ranging and flexible
                                                        stock picking approach; may be
                                                        concentrated and will
                                                        generally have less
                                                        investments in large company
                                                        securities than the Growth
                                                        Portfolio
  -----------------------------------------------------------------------------------------
    FOREIGN SECURITIES      long-term capital           invests in core equity
    PORTFOLIO               appreciation                securities issued by foreign
                                                        companies; opportunistically
                                                        invests in emerging markets
                                                        and smaller companies
  -----------------------------------------------------------------------------------------
    NATURAL RESOURCES       total return in excess      using a value approach,
    PORTFOLIO               of the U.S. rate of         invests primarily in equity
                            inflation as represented    securities of U.S. or foreign
                            by the Consumer Price       companies that are expected to
                            Index                       provide favorable returns in
                                                        periods of rising inflation;
                                                        at least 65% related to
                                                        natural resources, such as
                                                        energy, metals, mining and
                                                        forest products
  -----------------------------------------------------------------------------------------

         CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

         ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

         TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

         FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

         INCOME is interest payments from bonds or dividends from stocks.

         YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

         MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

         "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.




  -----------------------------------------------------------------------------------------
                                    ALLOCATION PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    MULTI-ASSET PORTFOLIO   long-term total             actively allocates the
                            investment return           Portfolio's assets among
                            consistent with moderate    equity securities, investment
                            investment risk             grade fixed income securities
                                                        and cash with less risk than
                                                        the Strategic Multi-Asset
                                                        Portfolio
  -----------------------------------------------------------------------------------------
    STRATEGIC MULTI-ASSET   high long-term total        actively allocates the
    PORTFOLIO               investment return           Portfolio's assets among
                                                        equity securities of U.S. and
                                                        foreign companies, medium and
                                                        small company equity
                                                        securities, global fixed
                                                        income securities (including
                                                        high-yield, high-risk bonds)
                                                        and cash with more risk than
                                                        the Multi-Asset Portfolio
  -----------------------------------------------------------------------------------------




  -----------------------------------------------------------------------------------------
                                   FIXED INCOME PORTFOLIOS
  -----------------------------------------------------------------------------------------
    PORTFOLIO               INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------
    MONEY MARKET PORTFOLIO  current income              invests in a diversified
                            consistent with             portfolio of money market
                            stability of principal      instruments maturing in 397
                                                        days or less and maintains a
                                                        dollar-weighted average
                                                        portfolio maturity of not more
                                                        than 90 days
  -----------------------------------------------------------------------------------------
    GOVERNMENT AND QUALITY  relatively high current     invests in obligations issued,
    BOND PORTFOLIO          income, liquidity and       guaranteed or insured by the
                            security of principal       U.S. government, its agencies
                                                        or instrumentalities and in
                                                        high quality corporate fixed
                                                        income securities
  -----------------------------------------------------------------------------------------
    FIXED INCOME PORTFOLIO  high level of current       invests primarily in
                            income consistent with      investment grade bonds and
                            preservation of capital     other fixed income securities
  -----------------------------------------------------------------------------------------
    HIGH YIELD PORTFOLIO    high current income and,    invests primarily (at least
                            secondarily, capital        65%) in high-yielding,
                            appreciation                high-risk, income producing
                                                        bonds ("junk bonds") and other
                                                        fixed income securities
  -----------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A:  Risks of Investing in Equity Securities

    The GROWTH AND INCOME, GROWTH, CAPITAL APPRECIATION, FOREIGN SECURITIES AND NATURAL RESOURCES PORTFOLIOS invest primarily in equities. In addition, the MULTI-ASSET and STRATEGIC
    MULTI-ASSET PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. To the extent a Portfolio is also invested in the bond market, movements in the bond market in addition to the stock market may affect its performance.


    Risks of Investing in Bonds


    The GOVERNMENT AND QUALITY BOND, FIXED INCOME and HIGH YIELD PORTFOLIOS invest primarily in bonds. In addition, the MULTI-ASSET and STRATEGIC MULTI-ASSET PORTFOLIOS invest significantly in bonds. As a result, as with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To an extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance.

    Risks of Investing in Junk Bonds

    The HIGH YIELD PORTFOLIO invests primarily in high yield, high risk bonds commonly known as "junk bonds," which are considered speculative. The GROWTH AND INCOME, STRATEGIC MULTI-ASSET and FIXED INCOME PORTFOLIOS may also invest in junk bonds. While the Subadviser tries to diversify each Portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or of changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Portfolios to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the MONEY MARKET PORTFOLIO should present the least market risk of any of the Portfolios, since it invests only in high-quality short-term debt obligations (also known as "money market securities"), you should be aware that an investment in the MONEY MARKET PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates. You should also be aware that the return on an investment in the MONEY MARKET PORTFOLIO should not be the same as a return on an investment in a money market fund available directly to the public, even where gross yields are equivalent, due to fees at the contract level. Furthermore, although the Portfolio seeks to maintain a stable net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary. As a result, it is possible to lose money by investing in the Portfolio.


    Risks of Investing in Foreign Securities


    All of the Portfolios except the MONEY MARKET PORTFOLIO may, and the FOREIGN SECURITIES, STRATEGIC MULTI-ASSET, AND NATURAL RESOURCES PORTFOLIOS will, invest to varying degrees in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain developing countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Small Company Stocks


    Stocks of smaller companies may be more volatile than and not as liquid as those of larger companies. This will particularly affect the GROWTH AND INCOME, GROWTH, and CAPITAL APPRECIATION PORTFOLIOS.


    Risks of Investing in Natural Resources


    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.



    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.


    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Fee and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.


--------------------------------------------------------------------------------


                          GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                     GROWTH AND INCOME PORTFOLIO.
                                                                     ----------------------------
1989                                                                             14.71%
1990                                                                             -3.84%
1991                                                                             26.80%
1992                                                                             20.10%
1993                                                                             22.02%
1994                                                                             -9.67%
1995                                                                             16.59%
1996                                                                             20.15%
1997                                                                             28.76%
1998                                                                             30.16%


During the 10-year period shown in the bar chart, the highest return for a quarter was 20.28% (quarter ended 12/31/98) and the lowest return for a quarter was -9.77% (quarter ended 9/30/90).
--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS (AS OF THE               PAST ONE   PAST FIVE   PAST TEN    RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)                  YEAR       YEARS      YEARS      INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Growth and Income Portfolio                           30.16%      16.23%     15.83%        13.30%
-----------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                         28.60%      24.10%     19.20%        16.20%
-----------------------------------------------------------------------------------------------------
 Lipper VA-UF Growth & Income Category(3)              16.40%      18.60%     15.80%        13.70%
-----------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is March 23, 1987. The since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Growth and Income Category includes funds that combine a growth of earnings orientation and an income requirement for level and/or rising dividends.

--------------------------------------------------------------------------------


                                GROWTH PORTFOLIO

--------------------------------------------------------------------------------

                                                                           GROWTH PORTFOLIO
                                                                           ----------------
1989                                                                           30.09%
1990                                                                           -1.57%
1991                                                                           40.82%
1992                                                                            5.43%
1993                                                                            7.75%
1994                                                                           -4.72%
1995                                                                           26.32%
1996                                                                           25.05%
1997                                                                           30.41%
1998                                                                           28.96%


During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -17.17% (quarter ended 9/30/90).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Growth Portfolio                                  28.96%        20.41%        17.89%          17.44%
--------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     28.60%        24.10%        19.20%          18.60%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Growth Category(3)                   24.90%        20.30%        17.80%          17.40%
--------------------------------------------------------------------------------------------------------
 Custom Index(4)                                   26.20%          N/A           N/A             N/A
--------------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is September 5, 1984. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Growth Category includes funds that normally invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

4 Custom Index consists of 50% Russell 3000 Index and 50% of an index compiled with the 50 largest Morningstar Growth Mutual Funds. The Russell 3000 Index represents the top 3,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

--------------------------------------------------------------------------------


                         CAPITAL APPRECIATION PORTFOLIO

--------------------------------------------------------------------------------

                                                                    CAPITAL APPRECIATION PORTFOLIO
                                                                    ------------------------------
1989                                                                           25.02%
1990                                                                          -16.18%
1991                                                                           56.14%
1992                                                                           25.94%
1993                                                                           21.07%
1994                                                                            -3.8%
1995                                                                           34.57%
1996                                                                           25.14%
1997                                                                           25.43%
1998                                                                           22.20%


During the 10-year period shown in the bar chart, the highest return for a quarter was 26.12% (quarter ended 12/31/98) and the lowest return for a quarter was -26.82% (quarter ended 9/30/90).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE              PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)                 YEAR          YEARS         YEARS        INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio                        22.20%        19.95%        20.01%          16.87%
------------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                 -2.60%        11.90%        12.90%          10.10%
------------------------------------------------------------------------------------------------------------
 Lipper VA-UF Capital Appreciation Category(3)         22.20%        17.00%        17.10%          13.50%
------------------------------------------------------------------------------------------------------------
 Custom Index(4)                                       12.50%        17.00%        11.30%            N/A
------------------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Capital Appreciation Category includes funds that aim at maximum capital appreciation.

4 Custom Index consists of 45% S&P 500(R), 45% Russell 2000 Index (as described above in footnotes 4 and 2, respectively) and 10% Morgan Stanley Capital International (MSCI) All Country (AC) World Free (ex-U.S.) Index. The MSCI AC World Free (Ex-U.S.) Index includes performance of 2,124 securities listed in 45 countries, which includes the countries contained in the MSCI EAFE Index, as well as North American countries (excluding the U.S.) and other emerging markets worldwide. The index covers approximately the top 60% of market capitalization for each of the countries included within the index. The MSCI EAFE Index consists of foreign companies located in developed markets of 21 different countries in Europe, Australia, Asia and the Far East.

--------------------------------------------------------------------------------


                          FOREIGN SECURITIES PORTFOLIO

--------------------------------------------------------------------------------

                                                                     FOREIGN SECURITIES PORTFOLIO
                                                                     ----------------------------
1989                                                                           29.08%
1990                                                                          -12.75%
1991                                                                           -0.25%
1992                                                                          -13.09%
1993                                                                           30.22%
1994                                                                           -3.23%
1995                                                                           12.58%
1996                                                                           11.45%
1997                                                                           -1.03%
1998                                                                           10.71%


During the 10-year period shown in the bar chart, the highest return for a quarter was 17.47% (quarter ended 12/31/98) and the lowest return for a quarter was -20.12% (quarter ended 9/30/90).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Foreign Securities Portfolio                      10.71%         5.88%         5.40%           5.08%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF International
   Category(2)                                     13.30%         9.60%         8.90%           6.70%
--------------------------------------------------------------------------------------------------------
 MSCI AC World Free (ex-U.S.) Index(3)             14.50%         7.90%         5.60%            N/A
--------------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is March 23, 1987. The since inception returns for the Lipper VA-UF International Category are as of the inception date month end.

2 The Lipper Variable Annuity-Underlying Fund (VA-UF) International Average includes funds which invest assets in securities whose primary trading markets are outside of the U.S.

3 The Morgan Stanley Capital International (MSCI) All Country (AC) World Free (ex-U.S.) Index is described in a footnote to the Strategic Multi-Asset Portfolio table.

--------------------------------------------------------------------------------


                          NATURAL RESOURCES PORTFOLIO

--------------------------------------------------------------------------------

                                                                      NATURAL RESOURCES PORTFOLIO
                                                                      ---------------------------
1989                                                                           18.33%
1990                                                                          -15.02%
1991                                                                            4.87%
1992                                                                            2.52%
1993                                                                           36.15%
1994                                                                            1.01%
1995                                                                           17.46%
1996                                                                           14.11%
1997                                                                           -8.59%
1998                                                                          -17.33%


During the 10-year period shown in the bar chart, the highest return for a quarter was 14.32% (quarter ended 12/31/93) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Natural Resources Portfolio                      -17.33%         0.46%         4.18%           4.84%
--------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     28.60%        24.10%        19.20%          18.70%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Natural Resources Category(3)       -20.70%        -2.00%         2.00%          -1.30%
--------------------------------------------------------------------------------------------------------
 MSCI Energy Sources Index(4)                       7.10%        16.00%          N/A             N/A
--------------------------------------------------------------------------------------------------------
 MSCI Gold Mines Index(4)                          -8.40%       -11.80%          N/A             N/A
--------------------------------------------------------------------------------------------------------
 MSCI Non-Ferrous Metals Index(4)                 -11.60%        -2.20%          N/A             N/A
--------------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is January 4, 1988. Except for the MSCI indices, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Natural Resources Category includes funds that invest more than 65% of its equity commitment in natural resource stocks.

4 The Morgan Stanley Capital International (MSCI) Energy Sources, Gold Mines and Non-Ferrous Metals Indices represent specific commodities underlying the Natural Resources Portfolio.

--------------------------------------------------------------------------------


                             MULTI-ASSET PORTFOLIO

--------------------------------------------------------------------------------

                                                                         MULTI-ASSET PORTFOLIO
                                                                         ---------------------
1989                                                                           19.69%
1990                                                                            1.62%
1991                                                                           27.28%
1992                                                                            8.22%
1993                                                                            7.31%
1994                                                                           -1.68%
1995                                                                           24.94%
1996                                                                           13.87%
1997                                                                           21.12%
1998                                                                           24.47%


During the 10-year period shown in the bar chart, the highest return for a quarter was 12.98% (quarter ended 12/31/98) and the lowest return for a quarter was -8.61% (quarter ended 9/30/90).
--------------------------------------------------------------------------------




AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Multi-Asset Portfolio                             24.47%        16.09%        14.25%          12.37%
--------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     28.60%        24.10%        19.20%          16.20%
--------------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                 8.70%         7.30%         9.30%           8.60%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Flexible Category(4)                 13.50%        13.60%        14.00%          11.50%
--------------------------------------------------------------------------------------------------------
 Custom Index(5)                                   20.80%        17.20%        15.10%            N/A
--------------------------------------------------------------------------------------------------------




1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lehman Brothers Aggregate Index combines several Lehman Brothers indexes which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

4 The Lipper Variable Annuity-Underlying Fund (VA-UF) Flexible Category includes funds which allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

5 Custom Index consists of 60% S&P 500(R), 35% Lehman Brothers Aggregate Index (as described above in footnotes 2 and 3, respectively) and 5% 3-month T-bill.

--------------------------------------------------------------------------------


                        STRATEGIC MULTI-ASSET PORTFOLIO

--------------------------------------------------------------------------------

                                                                    STRATEGIC MULTI-ASSET PORTFOLIO
                                                                    -------------------------------
1989                                                                           19.79%
1990                                                                           -7.57%
1991                                                                           24.19%
1992                                                                            3.94%
1993                                                                           15.31%
1994                                                                           -2.58%
1995                                                                           22.77%
1996                                                                           14.81%
1997                                                                           14.32%
1998                                                                           15.21%


During the 10-year period shown in the bar chart, the highest return for a quarter was 15.96% (quarter ended 12/31/98) and the lowest return for a quarter was -15.78% (quarter ended 9/30/90).

--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS (AS OF THE          PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)             YEAR          YEARS         YEARS        INCEPTION(1)
--------------------------------------------------------------------------------------------------------
 Strategic Multi-Asset Portfolio                   15.21%        12.58%        11.54%          10.26%
--------------------------------------------------------------------------------------------------------
 Lipper VA-UF Global Flexible Average(3)           10.60%        13.00%        12.30%          10.30%
--------------------------------------------------------------------------------------------------------
 MSCI AC World Free USD Index(4)                   22.00%        14.80%        10.90%            N/A
--------------------------------------------------------------------------------------------------------
 Salomon Brothers World Gov't Bond-U.S.$
   Hedge Index(5)                                  11.00%         8.70%         9.20%           8.70%
--------------------------------------------------------------------------------------------------------
 Custom Index(6)                                   17.10%        13.20%        11.60%            N/A
--------------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is March 23, 1987. Except for the MSCI and Custom Indices, the since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Global Flexible Average includes funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return. At least 25% of its portfolio is invested in securities traded outside of the U.S., including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

4 The Morgan Stanley Capital International (MSCI) All Country (AC) World Free USD Index is a market capitalization weighted benchmark of the listed securities of Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Finland, France, Germany,

   Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Korea, Malaysia, Mexico, Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, United Kingdom, United States, and Venezuela, that uses an arbitrary sampling of stocks and aims to capture 60% of the total market capitalization at both the country and industry levels.

5 The Salomon Smith Barney World Government Bond -- U.S.$ Hedge Index is a market capitalization weighted, total return benchmark designed to cover the government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, Spain, Sweden, Switzerland, United Kingdom, the United States and Portugal. For a country to be added to the Index, its eligible issues must total at least US$20 billion, DM30 billion, and Y2.5 trillion for three consecutive months.

6 Custom Index consists of 65% MSCI AC World Free USD Index, 20% Salomon Smith Barney World Gov't Bond -- (U.S. $ Hedge) Index (as described above in footnotes 4 and 5, respectively), 10% Lehman Brothers High Yield Index, and 5% 3-month T-bill. Custom Index prior to 2/28/98 consisted of 30% MSCI AC World Free ex-U.S. Index, 20% Lehman Brothers Aggregate Index, 30% S&P 500 Index (as described above in footnote 2) and 10% Russell 2000 Index, and 10% 3-month T-bill. The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the SEC. All bonds included in the index must be U.S. dollar-denominated and non-convertible. The Morgan Stanley Capital International (MSCI) All Country
   (AC) World Free (Ex-U.S.) Index is described in footnote 5 on page 9. The Lehman Brothers Aggregate Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities. The Russell 2000 Index represents the top 2,000 stocks traded on the New York Stock Exchange, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

--------------------------------------------------------------------------------


                             MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------

                                                                        MONEY MARKET PORTFOLIO
                                                                        ----------------------
1989                                                                           8.20%
1990                                                                           7.40%
1991                                                                           5.60%
1992                                                                           3.40%
1993                                                                           2.00%
1994                                                                           3.80%
1995                                                                           5.60%
1996                                                                           5.00%
1997                                                                           5.10%
1998                                                                           5.10%


During the 10-year period shown in the bar chart, the highest return for a quarter was 2.35% (quarter ended 6/30/89) and the lowest return for a quarter was 0.64% (quarter ended 6/30/93).

--------------------------------------------------------------------------------


   AVERAGE ANNUAL TOTAL RETURNS (AS OF THE       PAST ONE    PAST FIVE    PAST TEN    RETURN SINCE
   CALENDAR YEAR ENDED DECEMBER 31, 1998)          YEAR        YEARS       YEARS       INCEPTION*
--------------------------------------------------------------------------------------------------
 Money Market Portfolio                            5.04%        4.89%       5.30%         5.75%
--------------------------------------------------------------------------------------------------



*   Inception date for the Portfolio is 12/31/84.

--------------------------------------------------------------------------------


                     GOVERNMENT AND QUALITY BOND PORTFOLIO

--------------------------------------------------------------------------------

                                                                      GOVERNMENT AND QUALITY BOND
                                                                      ---------------------------
1989                                                                           15.62%
1990                                                                            7.79%
1991                                                                           17.29%
1992                                                                            6.90%
1993                                                                            8.27%
1994                                                                           -3.07%
1995                                                                           19.42%
1996                                                                            2.89%
1997                                                                            9.53%
1998                                                                            9.18%


During the 10-year period shown in the bar chart, the highest return for a quarter was 9.76% (quarter ended 6/30/98) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE     PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 1998)        YEAR          YEARS         YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio          9.18%         7.33%         9.19%          10.60%
----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(2)             8.70%         7.30%         9.30%          10.40%
----------------------------------------------------------------------------------------------------
 Lipper VA-UF General U.S. Government
   Category(3)                                  8.10%         6.40%         8.70%           9.30%
----------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.

2 The Lehman Brothers Aggregate Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) General U.S. Government Category includes funds which invest at least 65% of assets in U.S. government and agency issues.

--------------------------------------------------------------------------------


                             FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------

                                                                        FIXED INCOME PORTFOLIO
                                                                        ----------------------
1989                                                                           12.63%
1990                                                                            7.87%
1991                                                                           15.23%
1992                                                                            6.50%
1993                                                                            7.95%
1994                                                                           -3.23%
1995                                                                           19.18%
1996                                                                            2.42%
1997                                                                            9.43%
1998                                                                            8.01%


During the 10-year period shown in the bar chart, the highest return for a quarter was 7.13% (quarter ended 6/30/89) and the lowest return for a quarter was -2.82% (quarter ended 3/31/94).

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE     PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 1998)        YEAR          YEARS         YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Fixed Income Portfolio                         8.00%         6.90%         8.43%          10.09%
----------------------------------------------------------------------------------------------------
 Lehman Brothers Government/Corporate
   Index(2)                                     9.50%         7.30%         9.30%          10.30%
----------------------------------------------------------------------------------------------------
 Lipper VA-UF Corporate Debt Category(3)        8.10%         6.70%         8.90%          10.30%
----------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.

2 The Lehman Brothers Government/Corporate Index includes Treasury and agency securities, as well as corporate bonds and Yankee (U.S.-dollar denominated, non U.S. issuer) issues.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Corporate Debt Category includes funds which invest at least 65% of assets in corporate and government debt issues rated in the top four credit rating categories.

--------------------------------------------------------------------------------


                              HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------

                                                                         HIGH YIELD PORTFOLIO
                                                                         --------------------
1989                                                                           -2.84%
1990                                                                          -10.75%
1991                                                                           33.06%
1992                                                                           13.91%
1993                                                                           19.08%
1994                                                                           -4.48%
1995                                                                           18.78%
1996                                                                           11.70%
1997                                                                           11.38%
1998                                                                           -4.48%


During the 10-year period shown in the bar chart, the highest return for a quarter was 12.92% (quarter ended 3/31/91) and the lowest return for a quarter was -11.45% (quarter ended 9/30/98).

--------------------------------------------------------------------------------


 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE     PAST ONE      PAST FIVE      PAST TEN      RETURN SINCE
 CALENDAR YEAR ENDED DECEMBER 31, 1998)        YEAR          YEARS         YEARS        INCEPTION(1)
----------------------------------------------------------------------------------------------------
 High Yield Portfolio                          -4.48%         6.16%         7.75%           8.21%
----------------------------------------------------------------------------------------------------
 Lehman Brothers High Yield Index(2)            1.90%         8.60%        10.50%          10.80%
----------------------------------------------------------------------------------------------------
 Lipper VA-UF High Current Yield
   Category(3)                                   .10%         7.90%         9.90%           9.60%
----------------------------------------------------------------------------------------------------



1 Inception date for the Portfolio is January 2, 1986. The since inception returns for the comparative indices are as of December 31, 1985.

2 The Lehman Brothers High Yield Index covers the universe of fixed rate, publicly issued, non-investment grade debt registered with the Securities and Exchange Commission. All bonds included in the index must be U.S. dollar-denominated and non-convertible.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) High Current Yield Category includes funds which aim at high (relative) current yield from fixed income securities. There are no quality or maturity restrictions, though these funds tend to invest in lower grade debt issues.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company and Presidential Life Insurance Company (the "Life Companies"). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.



Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are under common control with, and therefore are affiliated with the Trust's investment advisor and manager, SunAmerica Asset Management Corp. (SAAMCo). Presidential Life Insurance Company is not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.


TRANSACTION POLICIES


VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio, other than the MONEY MARKET PORTFOLIO, is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets of the Portfolios, except for the MONEY MARKET PORTFOLIO, are valued at "fair value" following procedures approved by the Trustees. Securities held by the MONEY MARKET PORTFOLIO are valued on an amortized cost method.



Each Portfolio may invest to an extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when you will not be able to purchase or redeem your shares.



BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges.


EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business, it will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES


DIVIDEND REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolios on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.


--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

SUBSTITUTION APPLICATION -- FIXED INCOME AND FOREIGN SECURITIES PORTFOLIOS

On January 5, 1999, the Life Companies and the Trust filed a Substitution Application with the Securities and Exchange Commission to permit the substitution of: (a) shares of the GOVERNMENT AND QUALITY BOND PORTFOLIO for shares of the FIXED INCOME PORTFOLIO; and (b) shares of the STRATEGIC MULTI-ASSET PORTFOLIO for shares of the FOREIGN SECURITIES PORTFOLIO (the "Substitution"). The Trust and the Life Companies have decided that it is in the best interest of shareholders to discontinue offering shares of the FIXED INCOME and FOREIGN SECURITIES PORTFOLIOS because these Portfolios have not retained sufficient contract interest, and as a result they are dwindling in size, which makes it difficult to manage the assets so as to maximize performance. The Life Companies believe that the GOVERNMENT AND QUALITY BOND and STRATEGIC MULTI-ASSET PORTFOLIOS are appropriate replacements because: (a) the GOVERNMENT AND QUALITY BOND PORTFOLIO has an investment goal similar to the FIXED INCOME PORTFOLIO, invests in the same types of securities (i.e., fixed income securities) and generally has better performance and lower expenses; and (b) the STRATEGIC MULTI-ASSET PORTFOLIO has a similar investment objective to the FOREIGN SECURITIES PORTFOLIO, generally invests a significant portion of its assets in foreign securities, generally has better performance and has a similar expense ratio which may decline as a result of the influx of assets resulting from the Substitution.

If the application is granted, the Life Companies will effect the Substitution by redeeming shares of the replaced Portfolios and simultaneously purchasing shares of the substituted Portfolios at the close of business on the date selected for the Substitution. The foregoing transactions will not change the amount of any contract value, death benefit or investment in an applicable Variable Contact. The Life Companies will assume all expenses and transactions costs of the Substitution, including brokerage costs, legal, accounting and other fees and expenses.

YEAR 2000

Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and a strategy for pursuing it. The charts provided below summarize information about each Portfolio's investment approach. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the variable contracts.




-----------------------------------------------------------------------------------------------------------------------------
                                                      EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                            GROWTH &                                CAPITAL             FOREIGN             NATURAL
                             INCOME              GROWTH           APPRECIATION         SECURITIES          RESOURCES
-----------------------------------------------------------------------------------------------------------------------------
  What is the          high current        capital             long-term capital   long-term capital   total return in
  Portfolio's          income and          appreciation        appreciation        appreciation        excess of the U.S.
  investment goal?     long-term                                                                       rate of inflation
                       capital                                                                         as represented by
                       appreciation                                                                    the Consumer Price
                                                                                                       Index
-----------------------------------------------------------------------------------------------------------------------------
  What are the         equity securities   core equity         growth equity       core equity         equity securities
  Portfolio's          (at least 65%)      securities that     securities across   securities issued   of U.S. or foreign
  principal            that provide the    are widely          a wide range of     by foreign          companies expected
  investments (under   potential for       diversified by      industries and      companies;          to provide
  normal market        growth and offer    industry and        companies           opportunistically   favorable returns
  conditions)?         income, such as     company                                 invests in          in periods of
                       dividend- paying                                            emerging markets    rising inflation;
                       stocks                                                      and smaller         at least 65%
                                                                                   companies           related to natural
                                                                                                       resources such as
                                                                                                       energy, metals,
                                                                                                       mining and forest
                                                                                                       products
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - stock and bond    - stock market      - stock market      - foreign exposure  - foreign exposure
  Portfolio's            market            volatility          volatility          - emerging markets  - emerging markets
  principal risks?       volatility        - security          - security          - stock market      - stock market
                       - security            selection           selection           volatility          volatility
                         selection         - growth stocks     - growth stocks     - security          - small market
                       - interest rate     - small market      - small market        selection           capitalization
                         fluctuations        capitalization      capitalization    - small market      - natural
                                                                                     capitalization      resources sector
                                                                                                       - security
                                                                                                         selection
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                 EQUITY PORTFOLIOS (cont'd)
-----------------------------------------------------------------------------------------------------------------------------
                            GROWTH &                                CAPITAL             FOREIGN             NATURAL
                             INCOME              GROWTH           APPRECIATION         SECURITIES          RESOURCES
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
  - Large company      Yes                 Yes                 Yes                 Yes                 Yes
    stocks
  - Medium             Yes                 Yes                 Yes                 Yes                 Yes
    sized company
    stocks
  - Small company      Yes                 Yes                 Yes                 Yes                 Yes
    stocks
  - Warrants           Yes                 Yes                 Yes                 Yes                 Yes
  - Types of fixed
    income
    securities:
    Investment grade   Yes                 Yes                 Yes                 Yes                 Yes
    Junk bonds         Yes                 No                  No                  No                  No
                       (up to 20%)
    U.S. government    Yes                 Yes                 Yes                 Yes                 Yes
    securities
    Short-term money   Yes                 Yes                 Yes                 Yes                 Yes
    market
    instruments
    Convertible        Yes                 Yes                 Yes                 Yes                 Yes
    securities                             (up to 20%)
  - Borrowing for      Yes                 Yes                 Yes                 Yes                 Yes
    temporary or       (up to 10%)         (up to 10%)         (up to 10%)         (up to 10%)         (up to 10%)
    emergency
    purposes
  - Defensive          Yes                 Yes                 Yes                 Yes                 Yes
    investments
  - Foreign            Yes                 Yes                 Yes                 See principal       Yes
    securities         (up to 20%)         (up to 25%)         (up to 25%)         investments
                                                                                   section
                                                                                   above
  - ADRs/EDRs/ GDRs    Yes                 Yes                 Yes                 Yes                 Yes
  - Currency           Yes                 Yes                 Yes                 Yes                 Yes
    transactions
  - Illiquid           Yes                 Yes                 Yes                 Yes                 Yes
    securities         (up to 10%)         (up to 10%)         (up to 10%)         (up to 10%)         (up to 10%)
  - Options and        Yes                 Yes                 Yes                 Yes                 Yes
    futures
  - Forward            Yes                 Yes                 Yes                 Yes                 Yes
    commitments
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                 EQUITY PORTFOLIOS (cont'd)
-----------------------------------------------------------------------------------------------------------------------------
                            GROWTH &                                CAPITAL             FOREIGN             NATURAL
                             INCOME              GROWTH           APPRECIATION         SECURITIES          RESOURCES
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
  (continued)
  - When-issued        Yes                 Yes                 Yes                 Yes                 Yes
    /delayed delivery
    transactions
  - Securities         Yes                 No                  No                  No                  No
    lending            (up to 33 1/3%)
  - Special            Yes                 Yes                 Yes                 Yes                 Yes
    situations
                       ----------------------------------------------------------------------------------------------
  - Active trading     Yes                 Yes                 Yes                 Yes                 Yes
  - REITs              Yes                 Yes                 Yes                 Yes                 Yes
  - Other investment   No                  No                  No                  No                  Yes
    companies
-----------------------------------------------------------------------------------------------------------------------------
  What other           - foreign exposure  - foreign exposure  - foreign exposure  - credit quality    - credit quality
  potential risks can  - junk bonds        - emerging markets  - emerging markets  - illiquidity       - illiquidity
  affect the           - credit quality    - credit quality    - credit quality    - prepayment        - prepayment
  Portfolio?           - illiquidity       - illiquidity         illiquidity       - derivatives       - derivatives
                       - prepayment        - prepayment        - prepayment        - hedging           - hedging
                       - derivatives       - derivatives       - derivatives       - interest rate
                       - hedging           - hedging           - hedging             fluctuations
                                           - interest rate     - interest rate
                                             fluctuations        fluctuations
-----------------------------------------------------------------------------------------------------------------------------



[CAPTION]

-----------------------------------------------------------------------------------------------------------------------
                                                 ALLOCATION PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------
                                                                                            STRATEGIC
                                                    MULTI-ASSET                            MULTI-ASSET
-----------------------------------------------------------------------------------------------------------------------
  What is the Portfolio's investment   long-term total investment return      high long-term total investment
  goal?                                consistent with moderate investment    return
                                       risk
-----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   actively allocates the Portfolio's     actively allocates the Portfolio's
  investments (under normal market     assets among equity securities,        assets among equity securities of
  conditions)?                         investment grade fixed income          U.S. and foreign companies, medium
                                       securities and cash with less risk     and small company equity securities,
                                       than the Strategic Multi-Asset         global fixed income securities
                                       Portfolio                              (including high-yield, high-risk
                                                                              bonds) and cash.
-----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - stock and bond market volatility     - foreign exposure
  risks?                               - stock selection                      - emerging markets
                                       - security selection                   - stock and bond market volatility
                                       - interest rate fluctuations           - stock selection
                                       - credit quality                       - security selection
                                       - small market capitalization          - interest rate fluctuations
                                                                              - junk bonds
                                                                              - credit quality
                                                                              - small market capitalization
                                                                              - prepayment
-----------------------------------------------------------------------------------------------------------------------

[CAPTION]

-----------------------------------------------------------------------------------------------------------------------
                                            ALLOCATION PORTFOLIOS (cont'd)
-----------------------------------------------------------------------------------------------------------------------
                                                                                            STRATEGIC
                                                    MULTI-ASSET                            MULTI-ASSET
-----------------------------------------------------------------------------------------------------------------------
  What other investment strategies
  can the Portfolio use?
  (continued)
  - Large company stocks               Yes                                    Yes
  - Medium sized company stocks        Yes                                    Yes
  - Small company stocks               Yes                                    Yes
  - Warrants                           Yes                                    Yes
  - Types of fixed income securities:  See principal investments section      See principal investments section
                                       above                                  above
    Investment grade                   See principal investments section      Yes
                                       above
    Junk bonds                         No                                     See principal investments section
                                                                              above
    U.S. government securities         Yes                                    Yes
    Asset-backed and mortgage-backed   Yes                                    Yes
    securities
    Short-term money market            Yes                                    Yes
    instruments
    Non-convertible preferred stocks   Yes                                    Yes
    Convertible securities             Yes                                    Yes
  - Borrowing for temporary or         Yes (up to 10%)                        Yes (up to 10%)
    emergency purposes
  - Defensive investments              Yes                                    Yes
  - Foreign securities                 Yes                                    See principal investments section
                                                                              above
  - ADRs/EDRs/GDRs                     Yes                                    Yes
  - Currency transactions              Yes                                    Yes
  - Illiquid securities                Yes (up to 10%)                        Yes (up to 10%)
  - Options and futures                Yes                                    Yes
  - Forward commitments                Yes                                    Yes
  - Zero-coupon bonds                  Yes                                    No
  - When-issued /delayed delivery      Yes                                    Yes
    transactions
  - Securities lending                 No                                     No
  - Special situations                 Yes                                    Yes
  - Active trading                     Yes                                    Yes
  - REITs                              Yes                                    Yes
  - Other investment companies         No                                     No
-----------------------------------------------------------------------------------------------------------------------

[CAPTION]

-----------------------------------------------------------------------------------------------------------------------
                                            ALLOCATION PORTFOLIOS (cont'd)
-----------------------------------------------------------------------------------------------------------------------
                                                                                            STRATEGIC
                                                    MULTI-ASSET                            MULTI-ASSET
-----------------------------------------------------------------------------------------------------------------------
  What other potential risks can       - foreign exposure                     - illiquidity
  affect the Portfolio?                - emerging markets                     - prepayment
                                       - illiquidity                          - derivatives
                                       - prepayment                           - hedging
                                       - derivatives
                                       - hedging
-----------------------------------------------------------------------------------------------------------------------



[CAPTION]

----------------------------------------------------------------------------------------------------------------------
                                               FIXED INCOME PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                                                      GOVERNMENT
                                                     AND QUALITY
                             MONEY MARKET                BOND                FIXED INCOME             HIGH YIELD
----------------------------------------------------------------------------------------------------------------------
  What is the           current income          relatively high         high level of current   high current income
  Portfolio's           consistent with         current income,         income consistent with  and, secondarily,
  investment goal?      stability of principal  liquidity and security  preservation of         capital appreciation
                                                of principal            capital
----------------------------------------------------------------------------------------------------------------------

  What are the          a diversified           obligations issued,     investment grade bonds  high-yielding,
  Portfolio's           portfolio of money      guaranteed or insured   and other fixed income  high-risk, income
  principal             market instruments      by the U.S.             securities              producing ("junk")
  investments (under    maturing in 397 days    government, its                                 bonds (at least 65%)
  normal market         or less and             agencies or                                     and other fixed income
  conditions)?          maintaining a dollar-   instrumentalities and                           securities
                        weighted average        high quality corporate
                        portfolio maturity of   fixed income
                        not more than 90 days   securities
----------------------------------------------------------------------------------------------------------------------

  What are the          - bond market           - bond market           - bond market           - bond market
  Portfolio's             volatility              volatility              volatility              volatility
  principal risks?      - securities selection  - securities selection  - securities selection  - securities selection
                        - interest rate         - interest rate         - interest rate         - interest rate
                          fluctuations            fluctuations            fluctuations            fluctuations
                        - credit quality        - credit quality        - credit quality        - junk bonds
                                                                                                - credit quality
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?

  - Large company       Yes                     Yes                     Yes                     Yes
    stocks
  - Medium-sized        Yes                     Yes                     Yes                     Yes
    company stocks
  - Small company       Yes                     Yes                     Yes                     Yes
    stocks
  - Warrants            No                      Yes                     Yes (up to 10%)         Yes
  - Types of fixed
    income securities:
    Investment grade    See principal           See principal           See principal           Yes
                        investments section     investments section     investments section
                        above                   above                   above
    Junk bonds          No                      No                      Yes (up to 20%)         See principal
                                                                                                investments section
                                                                                                above
----------------------------------------------------------------------------------------------------------------------

[CAPTION]

----------------------------------------------------------------------------------------------------------------------
                                           FIXED INCOME PORTFOLIOS (cont'd)
----------------------------------------------------------------------------------------------------------------------
                                                      GOVERNMENT
                                                     AND QUALITY
                             MONEY MARKET                BOND                FIXED INCOME             HIGH YIELD
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
  (continued)
    U.S. government     Yes                     See principal           Yes                     Yes
    securities                                  investments section
                                                above
    Asset-backed and    Yes                     Yes                     Yes                     Yes
    mortgage-backed
    securities
    Short-term money    See principal           Yes                     Yes                     Yes
    market instruments  investments section
                        above
    Non-convertible     No                      Yes                     Yes                     Yes
    preferred stocks
    Convertible         No                      Yes                     Yes (up to 20%)         Yes
    securities
  - Borrowing for       Yes (up to 10%)         Yes (up to 10%)         Yes (up to 10%)         Yes (up to 10%)
    temporary or
    emergency purposes
  - Defensive           No                      Yes                     Yes                     Yes
    investments
  - Foreign securities  Yes (foreign            Yes                     Yes                     Yes
                        money market
                        instruments only)
  - ADRs/EDRs/GDRs      No                      No                      No                      No
  - Currency            No                      Yes                     Yes                     Yes
    transactions
  - Illiquid            Yes (up to 10%)         Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)
    securities
  - Options and         No                      Yes                     Yes                     Yes
    futures
  - Forward             Yes                     Yes                     Yes                     Yes
    commitments
  - Zero-coupon bonds   No                      Yes                     Yes                     Yes
  - When-issued         Yes                     Yes                     Yes                     Yes
    /delayed delivery
    transactions
  - Securities lending  No                      No                      No                      No
  - Special situations  No                      Yes                     Yes                     Yes
  - Active trading      Yes                     Yes                     Yes                     Yes

  - Other investment    No                      No                      No                      No
    companies
----------------------------------------------------------------------------------------------------------------------

[CAPTION]

----------------------------------------------------------------------------------------------------------------------
                                           FIXED INCOME PORTFOLIOS (cont'd)
----------------------------------------------------------------------------------------------------------------------
                                                      GOVERNMENT
                                                     AND QUALITY
                             MONEY MARKET                BOND                FIXED INCOME             HIGH YIELD
----------------------------------------------------------------------------------------------------------------------

  What other potential  - illiquidity           - foreign exposure      - foreign exposure      - foreign exposure
  risks can affect the  - prepayment            - emerging markets      - emerging markets      - emerging markets
  Portfolio?                                    - illiquidity           - illiquidity           - illiquidity
                                                - prepayment            - prepayment            - prepayment
                                                - derivatives           - derivatives           - derivatives
                                                - hedging               - hedging               - hedging
                                                - small market          - small market          - small market
                                                  capitalization          capitalization          capitalization
                                                - stock market          - stock market          - stock market
                                                  volatility              volatility              volatility
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------


INVESTMENT TERMINOLOGY

LARGE COMPANIES generally have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.

MEDIUM SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories.

SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories.


WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.


FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders.

An INVESTMENT GRADE fixed income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Subadviser). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

A "JUNK BOND" is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.


U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.


ASSET-BACKED SECURITIES represent an interest in a pool of consumer or other types of loans. Payments of principal and interest on the underlying loans are typically passed through to the holders of asset-backed securities over the life of the securities. MORTGAGE-BACKED SECURITIES represent an undivided ownership interest in a pool of mortgages.

SHORT-TERM MONEY MARKET SECURITIES include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities generally provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

PREFERRED STOCK is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

The Trust may BORROW FOR TEMPORARY OR EMERGENCY PURPOSES including to meet redemptions. Borrowing may exaggerate changes in a Trust's net asset value and yield. Borrowing will cost the Trust interest expense and other fees. The cost of borrowing may reduce the Trust's return.

DEFENSIVE INVESTMENTS include high quality fixed income securities and money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN DEPOSITARY RECEIPTS (EDRS) and GLOBAL DEPOSITARY RECEIPTS (GDRS). ADRs are securities that trade in U.S. markets but represent ownership interests in a foreign security. EDRs are receipts issued in Europe that evidence ownership of either foreign or domestic underlying securities. GDRs are issued globally and evidence a similar ownership arrangement.


CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions, and forward currency contracts, which are generally used to hedge against changes in currency exchange rates.


ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement.


ZERO COUPON BONDS are non-interest bearing debt obligations payable in full at maturity that typically trade at a substantial or deep discount from their value at maturity. Thus, the return on these instruments is known at the time of investment. However, the value of zero coupon securities may be subject to greater market fluctuations from changing interest rates prior to maturity than the value of debt obligations of comparable maturities that bear interest currently.


WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. The Portfolio earns interest on the loan while retaining ownership of the security.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. At times each Portfolio (other than the Money Market Portfolio) may engage in short-term trading, which could produce higher brokerage expenses for a fund and higher taxable distributions to the Portfolio's shareholders.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

A Portfolio may invest in the securities of OTHER INVESTMENT COMPANIES (including foreign investment companies) that make investments expected to provide a hedge against anticipated inflation.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.


SECURITY SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.


GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own businesses, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.


FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an EMERGING MARKET. An EMERGING MARKET country is generally a country with low or middle income economy or that is in the early stages of its industrialization cycle.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and price that the seller would like.


PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying pass-through securities such as mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.


DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not match those of the hedged position. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Examples of hedging strategies are:


     - Long Hedge -- Strategy in which an investor locks in a future price on a security/index by buying a futures contract.

     - Neutral Hedge -- Strategy that is designed to provide the highest expected return on a portfolio of securities assuming that the price of a particular investment in the portfolio remains constant.

     - Perfect Hedge -- a hedge whose change in value is equal to the change in value of the underlying security, positive or negative.

     - Short Hedge -- Strategy designed to reduce the risk of a decline in value of a security/index without requiring ownership of that security.


SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------


INVESTMENT ADVISER

SunAmerica Asset Management Corp. SAAMCo serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized in 1982 under the laws of the state of Delaware. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Seasons Series Trust, Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc. For the fiscal year ended December 31, 1998, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                         PORTFOLIO                            FEE
                         ---------                            ----
Growth and Income Portfolio.................................  0.70%
Growth Portfolio............................................  0.70%
Capital Appreciation Portfolio..............................  0.64%
Foreign Securities Portfolio................................  0.90%
Natural Resources Portfolio.................................  0.75%
Multi-Asset Portfolio.......................................  1.00%
Strategic Multi-Asset Portfolio.............................  1.00%
Money Market Portfolio......................................  0.50%
Government and Quality Bond Portfolio.......................  0.61%
Fixed Income Portfolio......................................  0.63%
High Yield Portfolio........................................  0.70%

SUBADVISER

Wellington Management Company, LLP (Wellington) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington's fees.

Wellington is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals.

PORTFOLIO MANAGEMENT

The following individuals or management team is primarily responsible for the day-to-day management of the Portfolios as indicated in the following chart:



 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
 -------------------------------------------------------------------------------------------------------
  GROWTH AND INCOME PORTFOLIO   - Matthew E. Megargel         Mr. Megargel has served as the portfolio
                                  Senior Vice President       manager for the Portfolio since 1998. He
                                                              joined Wellington in 1983 as a global
                                                              industry analyst. He also manages the
                                                              Multi-Asset Portfolio (see below).
 -------------------------------------------------------------------------------------------------------
  GROWTH PORTFOLIO              - Wellington's Growth         Wellington's Growth Investment Team has
                                  Investment Team             been responsible for managing the
                                                              Portfolio since 1995.
 -------------------------------------------------------------------------------------------------------
  CAPITAL APPRECIATION          - Robert D. Rands             Mr. Rands has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since its
                                                              inception in 1987. He joined Wellington in
                                                              1978 as a special situations analyst and
                                                              became a portfolio manager in 1983. Mr.
                                                              Rands also manages the Strategic Multi-
                                                              Asset Portfolio (see below).
                               -------------------------------------------------------------------------
                                - Steven C. Angeli            Mr. Angeli has served as the assistant
                                  Vice President              portfolio manager for the Portfolio since
                                                              1998. He joined Wellington as research
                                                              analyst in 1994, after receiving his MBA
                                                              from Darden Graduate School of Business
                                                              Administration at the University of
                                                              Virginia. Prior to joining Wellington, Mr.
                                                              Angeli worked at Fidelity Management and
                                                              Research Company from 1990-1992.
 -------------------------------------------------------------------------------------------------------
  FOREIGN SECURITIES            - Trond Skramstad             Mr. Skramstad has been responsible for
  PORTFOLIO                       Senior Vice President       managing the Portfolio since 1994 and is
                                                              Chairman of Wellington's Global Equity
                                                              Strategy Group, which is a group of
                                                              regional equity portfolio managers and
                                                              senior investment professionals
                                                              responsible for providing investment
                                                              research and recommendations. He joined
                                                              Wellington in 1993 as a Director of
                                                              International Equities. Mr. Skramstad also
                                                              manages the Strategic Multi-Asset
                                                              Portfolio (see below).
 -------------------------------------------------------------------------------------------------------
                                - Andrew S. Offit             Mr. Offit has served as the associate
                                  Vice President              portfolio manager of the Portfolio since
                                                              1997. Mr. Offit joined Wellington as an
                                                              international portfolio manager in 1997.
                                                              Mr. Offit was previously a portfolio
                                                              manager at Chestnut Hill Management during
                                                              1997, and analyst and portfolio manager at
                                                              Fidelity Management and Research Company
                                                              from 1987 to 1997.
 -------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
 -------------------------------------------------------------------------------------------------------
  NATURAL RESOURCES PORTFOLIO   - Ernst H. von Metzsch        Mr. von Metzsch has served as the
                                  Senior Vice President       portfolio manager for the Portfolio since
                                                              1994. He joined Wellington in 1973 as an
                                                              analyst. He became a portfolio manager in
                                                              1984.
                               -------------------------------------------------------------------------
                                - James Bevilacqua            Mr. Bevilacqua has served as the assistant
                                  Vice President              portfolio manager of the Portfolio since
                                                              1998. He joined Wellington as an analyst
                                                              in the global industry research group in
                                                              1994, after receiving his MBA from
                                                              Stanford Graduate School of Business.
 -------------------------------------------------------------------------------------------------------
  MULTI-ASSET PORTFOLIO         - John C. Keogh               Mr. Keogh has served as portfolio manager
                                  Senior Vice President       for the Portfolio since 1994. Mr. Keogh
                                                              also serves as portfolio manager for the
                                                              Government and Quality Board Portfolio
                                                              (see below).
                               -------------------------------------------------------------------------
                                - Matthew E. Megargel         Mr. Megargel has served as portfolio
                                  Senior Vice President       manager for the Portfolio since 1998. Mr.
                                                              Megargel also serves as portfolio manager
                                                              for the Growth and Income Portfolio (see
                                                              above).
                               -------------------------------------------------------------------------
                                - Adam D. Seitchik            Mr. Seitchik joined Wellington in 1994 as
                                  Vice President              an asset allocation analyst, and has
                                                              served as portfolio manager and strategist
                                                              for the Portfolio since 1997. He also
                                                              manages the Strategic Multi-Asset
                                                              Portfolio (see below).
 -------------------------------------------------------------------------------------------------------
  STRATEGIC MULTI-ASSET         - Adam D. Seitchik            Mr. Seitchik has served as portfolio
  PORTFOLIO                       Vice President              manager and strategist for the Portfolio
                                                              since 1997. Mr. Seitchik also manages the
                                                              Multi-Asset Portfolio (see above).
                               -------------------------------------------------------------------------
                                - Trond Skramstad             Mr. Skramstad has served as portfolio
                                  Senior Vice President       manager for the Portfolio since 1994. Mr.
                                                              Skramstad also manages the Foreign
                                                              Securities Portfolio (see above).
                               -------------------------------------------------------------------------
                                - Robert L. Evans             Mr. Evans has served as portfolio manager
                                  Vice President              for the Portfolio since 1998. He joined
                                                              Wellington Management in 1995 as a
                                                              portfolio manager. Prior to joining
                                                              Wellington, Mr. Evans was an international
                                                              fixed income portfolio manager with
                                                              Pacific Investment Company from 1991 to
                                                              1995.
                               -------------------------------------------------------------------------
                                - Robert D. Rands             Mr. Rands has served as portfolio manager
                                  Senior Vice President       for the Portfolio since 1994. Mr. Rands
                                                              also manages the Capital Appreciation
                                                              Portfolio (see above).
 -------------------------------------------------------------------------------------------------------

 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
 -------------------------------------------------------------------------------------------------------
  MONEY MARKET PORTFOLIO        - Timothy E. Smith            Mr. Smith has served as the portfolio
                                  Vice President              manager for the Portfolio since 1997. He
                                                              joined Wellington Management in 1992 as an
                                                              investment professional.
 -------------------------------------------------------------------------------------------------------
  GOVERNMENT AND QUALITY BOND   - John C. Keogh               Mr. Keogh has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since 1994. He
                                                              joined Wellington Management as a
                                                              portfolio manager in 1983. Mr. Keogh also
                                                              manages the Multi-Asset Portfolio (see
                                                              above).
 -------------------------------------------------------------------------------------------------------
  FIXED INCOME PORTFOLIO        - Thomas L. Pappas            Mr. Pappas has served as the portfolio
                                  Senior Vice President       manager for the Portfolio since 1995. He
                                                              has been a portfolio manager with
                                                              Wellington since joining the firm in 1987.
 -------------------------------------------------------------------------------------------------------
  HIGH YIELD PORTFOLIO          - Catherine A. Smith          Ms. Smith has served as the portfolio
                                  Senior Vice President       manager for the Portfolio since 1992. She
                                                              joined Wellington in 1985 as a high yield
                                                              analyst and began managing fixed income
                                                              portfolios in 1988.
 -------------------------------------------------------------------------------------------------------


CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The Financial Highlights table for each Anchor Series Trust Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.


                                       NET                      DIVIDENDS   DIVIDENDS
                                     REALIZED       TOTAL       DECLARED    FROM NET                             NET
            NET ASSET     NET      & UNREALIZED      FROM       FROM NET    REALIZED    NET ASSET               ASSETS
              VALUE     INVEST-    GAIN (LOSS)     INVEST-       INVEST-     GAIN ON      VALUE                 END OF
 PERIOD     BEGINNING     MENT          ON           MENT         MENT       INVEST-     END OF      TOTAL      PERIOD
  ENDED     OF PERIOD   INCOME*    INVESTMENTS    OPERATIONS     INCOME       MENTS      PERIOD     RETURN**   (000'S)
-----------------------------------------------------------------------------------------------------------------------
                                               Money Market Portfolio
 12/31/94    $ 1.00      $0.04        $   --        $ 0.04       $(0.04)     $   --      $ 1.00        3.8%    $126,004
 12/31/95      1.00       0.05            --          0.05        (0.05)         --        1.00        5.6       93,692
 12/31/96      1.00       0.05            --          0.05        (0.05)         --        1.00        5.0       74,001
 12/31/97      1.00       0.05            --          0.05        (0.05)         --        1.00        5.1       69,804
 12/31/98      1.00       0.05            --          0.05        (0.05)         --        1.00        5.1       65,553
                                               Fixed Income Portfolio
 12/31/94     14.54       0.89         (1.36)        (0.47)       (1.17)         --       12.90       (3.2)      28,582
 12/31/95     12.90       0.90          1.52          2.42        (1.16)         --       14.16       19.2       27,975
 12/31/96     14.16       0.93         (0.64)         0.29        (1.15)         --       13.30        2.4       22,743
 12/31/97     13.30       0.91          0.30          1.21        (1.23)         --       13.28        9.4       18,315
 12/31/98     13.28       0.90          0.14          1.04        (1.12)         --       13.20        8.0       17,430
                                         Government & Quality Bond Portfolio
 12/31/94     14.22       0.86         (1.30)        (0.44)       (0.73)      (0.19)      12.86       (3.1)     232,530
 12/31/95     12.86       0.90          1.55          2.45        (1.08)         --       14.23       19.4      225,579
 12/31/96     14.23       0.87         (0.50)         0.37        (0.90)      (0.03)      13.67        2.9      221,603
 12/31/97     13.67       0.84          0.42          1.26        (0.92)      (0.05)      13.96        9.5      234,623
 12/31/98     13.96       0.79          0.48          1.27        (0.57)      (0.02)      14.64        9.2      375,667
                                                High Yield Portfolio
 12/31/94      9.43       0.15         (0.56)        (0.41)       (1.15)         --        7.87       (4.5)      48,057
 12/31/95      7.87       0.77          0.67          1.44        (0.98)         --        8.33       18.8       46,817
 12/31/96      8.33       0.74          0.19          0.93        (0.88)         --        8.38       11.7       45,687
 12/31/97      8.38       0.75          0.18          0.93        (0.93)         --        8.38       11.4       40,193
 12/31/98      8.38       0.71         (1.13)        (0.42)       (1.16)         --        6.80       (4.5)      26,099
                                            Growth and Income Portfolio
 12/31/94     14.58       0.66         (1.96)        (1.30)       (0.52)      (1.20)      11.56       (9.7)      34,995
 12/31/95     11.56       0.61          1.29          1.90        (0.83)      (0.62)      12.01       16.6       32,008
 12/31/96++   12.01       0.33          2.02          2.35        (0.77)         --       13.59       20.2       33,465
 12/31/97     13.59       0.15          3.74          3.89        (0.34)         --       17.14       28.8       44,417
 12/31/98     17.14       0.14          4.80          4.94        (0.17)      (0.80)      21.11       30.2       52,190


                        RATIO OF NET
            RATIO OF     INVESTMENT
            EXPENSES       INCOME      PORTFOLIO
 PERIOD    TO AVERAGE    TO AVERAGE    TURNOVER
  ENDED    NET ASSETS    NET ASSETS      RATE
             Money Market Portfolio
 12/31/94      0.6%          3.8%           --%
 12/31/95      0.6           5.5            --
 12/31/96      0.6           4.9            --
 12/31/97      0.6           5.0            --
 12/31/98      0.6(1)        5.0            --
            Fixed Income Portfolio
12/31/94      0.8           6.5          56.5
 12/31/95      0.8           6.5          76.7
 12/31/96      0.8           6.8          77.9
 12/31/97      0.9           6.9          58.0
 12/31/98      1.0(1)        6.7          32.5
      Government & Quality Bond Portfolio
 12/31/94      0.7           6.4         117.6
 12/31/95      0.7           6.5         135.2
 12/31/96      0.7           6.3         106.7
 12/31/97      0.7           6.1          75.7
 12/31/98      0.7(1)        5.5         150.2
               High Yield Portfolio
 12/31/94      0.9           9.0          97.9
 12/31/95      0.9           9.2          68.1
 12/31/96      0.9           8.8          58.0
 12/31/97      0.9           8.8         101.4
 12/31/98      0.9(1)        9.0         109.6
          Growth and Income Portfolio
 12/31/94      0.9           4.9          50.7
 12/31/95      0.9           5.2          88.8
 12/31/96      0.9           2.5         108.5
 12/31/97      0.8           1.0          49.4
 12/31/98      0.8(1)        0.7          41.0

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of Anchor
   National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
++ Prior to March 1, 1996, the portfolio was invested primarily in convertible debt securities. After that date, the portfolio primarily invests in common stock.
(1) The expense ratio reflects the effect of a gross up of custody expense credits.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            NET                     DIVIDENDS   DIVIDENDS
                                          REALIZED       TOTAL      DECLARED    FROM NET                              NET
            NET ASSET        NET        & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET               ASSETS
              VALUE      INVESTMENT     GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                 END OF
 PERIOD     BEGINNING      INCOME            ON           MENT        MENT       INVEST-     END OF      TOTAL      PERIOD
  ENDED     OF PERIOD      (LOSS)*      INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**    (000'S)
----------------------------------------------------------------------------------------------------------------------------
                                                   Foreign Securities Portfolio
 12/31/94    $10.93        $ 0.11          $(0.46)       $(0.35)     $(0.03)     $   --      $10.55       (3.2)%   $  68,641
 12/31/95     10.55          0.13            1.19          1.32       (0.05)      (0.01)      11.81       12.6        53,609
 12/31/96     11.81          0.15            1.19          1.34       (0.21)         --       12.94       11.5        48,036
 12/31/97     12.94          0.11           (0.14)        (0.03)      (0.31)      (1.20)      11.40       (1.0)       36,148
 12/31/98     11.40          0.06            0.92          0.98       (0.21)      (1.48)      10.69       10.7        29,701
                                                          Growth Portfolio
 12/31/94     22.32          0.05           (1.03)        (0.98)      (0.05)      (3.11)      18.18       (4.7)      246,149
 12/31/95     18.18          0.11            4.62          4.73       (0.05)      (3.38)      19.48       26.3       307,857
 12/31/96     19.48          0.20            4.57          4.77       (0.11)      (0.95)      23.19       25.0       366,602
 12/31/97     23.19          0.16            6.76          6.92       (0.20)      (2.87)      27.04       30.4       485,528
 12/31/98     27.04          0.11            7.19          7.30       (0.14)      (1.68)      32.52       29.0       669,330
                                                   Capital Appreciation Portfolio
 12/31/94     20.28         (0.02)          (0.71)        (0.73)         --       (2.04)      17.51       (3.8)      229,544
 12/31/95     17.51          0.06            6.00          6.06       (0.15)      (0.20)      23.22       34.6       356,218
 12/31/96     23.22          0.06            5.73          5.79       (0.06)      (0.95)      28.00       25.1       567,672
 12/31/97     28.00          0.02            7.05          7.07       (0.05)      (2.81)      32.21       25.4       814,311
 12/31/98     32.21          0.04            6.24          6.28       (0.02)      (2.88)      35.59       22.2     1,100,646
                                                     Natural Resources Portfolio
 12/31/94     13.33          0.23           (0.09)         0.14       (0.09)      (0.09)      13.29        1.0        21,230
 12/31/95     13.29          0.18            2.15          2.33       (0.21)      (0.29)      15.12       17.5        28,941
 12/31/96     15.12          0.22            1.89          2.11       (0.13)      (0.23)      16.87       14.1        45,329
 12/31/97     16.87          0.20           (1.49)        (1.29)      (0.17)      (0.99)      14.42       (8.6)       50,054
 12/31/98     14.42          0.21           (2.72)        (2.51)      (0.19)      (0.13)      11.59      (17.3)       39,299

                                                        Multi-Asset Portfolio
 12/31/94     13.88          0.39           (0.60)        (0.21)      (0.47)      (1.49)      11.71       (1.7)      164,159
 12/31/95     11.71          0.40            2.47          2.87       (0.49)      (1.05)      13.04       24.9       168,243
 12/31/96     13.04          0.35            1.36          1.71       (0.49)      (0.91)      13.35       13.9       150,619
 12/31/97     13.35          0.34            2.36          2.70       (0.43)      (2.10)      13.52       21.1       145,685
 12/31/98     13.52          0.30            2.56          2.86       (0.40)      (2.49)      13.49       24.5       146,712
                                                  Strategic Multi-Asset Portfolio
 12/31/94     14.06          0.24           (0.53)        (0.29)      (0.20)      (2.28)      11.29       (2.6)       65,357
 12/31/95     11.29          0.32            2.18          2.50       (0.23)      (1.78)      11.78       22.8        64,026
 12/31/96     11.78          0.25            1.41          1.66       (0.40)      (0.84)      12.20       14.8        57,744
 12/31/97     12.20          0.23            1.48          1.71       (0.31)      (2.32)      11.28       14.3        53,289
 12/31/98     11.28          0.23            1.13          1.36       (0.26)      (1.92)      10.46       15.2        49,254


                          RATIO OF NET
            RATIO OF       INVESTMENT
            EXPENSES      INCOME (LOSS)   PORTFOLIO
 PERIOD    TO AVERAGE      TO AVERAGE     TURNOVER
  ENDED    NET ASSETS      NET ASSETS       RATE
----------------------------------------------------------
           Foreign Securities Portfolio
 12/31/94      1.2%             1.0%         73.9%
 12/31/95      1.2              1.2          33.0
 12/31/96      1.4              1.2          74.3
 12/31/97      1.4              0.9          79.9
                  Growth Portfolio
 12/31/98      1.5(1)           0.5         140.0
 12/31/94      0.8              0.2          74.8
 12/31/95      0.9              0.6          92.1
 12/31/96      0.8              0.9          51.7
 12/31/97      0.8              0.6          32.2
 12/31/98      0.8(1)           0.4          27.1
           Capital Appreciation Portfolio
 12/31/94      0.8             (0.1)         64.0
 12/31/95      0.8              0.3          60.1
 12/31/96      0.8              0.2          69.2
 12/31/97      0.7              0.1          60.1
 12/31/98      0.7(1)           0.1          59.6
            Natural Resources Portfolio
 12/31/94      1.0              1.7          36.0
 12/31/95      1.0              1.3          32.0
 12/31/96      0.9              1.3          52.5
 12/31/97      0.9              1.2          27.9
 12/31/98      0.9(1)           1.6          51.2
              Multi-Asset Portfolio
 12/31/94      1.1              3.0          82.5
 12/31/95      1.1              3.2          85.9
 12/31/96      1.1              2.6          64.1
 12/31/97      1.1              2.4          56.5
 12/31/98      1.1(1)           2.2          51.1
          Strategic Multi-Asset Portfolio
 12/31/94      1.3              1.8          63.7
 12/31/95      1.3              2.7          36.9
 12/31/96      1.4              2.0          51.3
 12/31/97      1.4              1.8          59.7
 12/31/98      1.5(1)           2.0         157.1

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding)
** Does not reflect expenses that apply to the separate accounts of Anchor
   National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.
(1) The expense ratio reflects the effect of a gross up of custody expense credits.

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

          Anchor National Life Insurance Company
          Annuity Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-445-7862

                 -- or --

          First SunAmerica Life Insurance Company
          Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-99-NYSUN (New York Shareholders)
          1-800-445-SUN2 (all others)

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

[ANCHOR NATIONAL LOGO]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

First SunAmerica Life Insurance Company
733 Third Avenue
New York, New York 10017

INVESTMENT COMPANY ACT
-  File No. 811-3836

                       STATEMENT OF ADDITIONAL INFORMATION

                               ANCHOR SERIES TRUST




This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus of Anchor Series Trust (the "Trust") dated March 30, 1999. This Statement of Additional Information incorporates the Prospectus by reference. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report and/or prospectus at no charge by calling
(800) 445-7862, or writing the Trust at the address below. The Prospectus may be obtained without charge by writing to the Trust at the address below.




                                 P.O. BOX 54299
                       LOS ANGELES, CALIFORNIA 90054-0299
                                 (800) 445-SUN2.





                              DATED: March 30, 1999
</R

                                TABLE OF CONTENTS

                                                                          Page
THE TRUST................................................................   B-4
INVESTMENT OBJECTIVES AND POLICIES.......................................   B-4
        Objectives.......................................................   B-4
        Growth and Income Portfolio......................................   B-4
        Growth Portfolio.................................................   B-5
        Capital Appreciation Portfolio...................................   B-5
        Foreign Securities Portfolio.....................................   B-6
        Natural Resources Portfolio......................................   B-6
        Multi-Asset Portfolio............................................   B-7
        Strategic Multi-Asset Portfolio..................................   B-8
        Money Market Portfolio...........................................   B-9
        Government and Quality Bond Portfolio............................   B-10
        Fixed Income Portfolio...........................................   B-10
        High Yield Portfolio.............................................   B-11
        Foreign Money Market Instruments.................................   B-11
        Variable and Floating Rate Instruments...........................   B-12
        Government Obligations...........................................   B-12
        When-Issued Securities...........................................   B-15
        Short-term Investments...........................................   B-14
        Illiquid Securities..............................................   B-15
        Foreign Securities...............................................   B-16
        Call and Put Options on Securities...............................   B-17
        Absence of Liquid Secondary Options Market.......................   B-19
        Natural Resources................................................   B-20
        Regulation of Futures Contracts and Options Thereon..............   B-20
        Special Risks of Options and Futures.............................   B-21
        Futures Contracts on Fixed Income
               Securities - Characteristics and Risks....................   B-21
        Options on Fixed Income Futures Contracts........................   B-24
        Forward Commitments..............................................   B-25
        Warrants.........................................................   B-26
        Stock Index Futures and Options Thereon..........................   B-26
        Stock Index Futures Characteristics and Risks....................   B-26
        Options on Stock Index Futures and Risks.........................   B-29
        Limitations on Stock Index Futures and Related
               Options Transactions......................................   B-30
        Foreign Currency Exchange Transactions...........................   B-31
        Options on Foreign Currencies ...................................   B-33
        Futures Contracts on Foreign Currencies..........................   B-34
        Additional Risks of Options on Foreign Currencies,
               Forward Contracts and Futures Contracts on
               Foreign Currencies .......................................   B-34
        Loans of Portfolio Securities....................................   B-36
        Interest-Rate Swap Transactions .................................   B-36
        Fixed Income Securities..........................................   B-37
        Discount Bonds, Convertible Bonds and Preferred Stocks...........   B-38
        Certain Risk Factors Relating to High-Yield
               (High-Risk) Bonds.........................................   B-38
               Sensitivity to Interest Rate and Economic Changes.........   B-38
               Payment Expectations......................................   B-39
               Liquidity and Valuation...................................   B-39
        Investment Vehicles Designed to Track an Index ..................   B-39
INVESTMENT RESTRICTIONS..................................................   B-40
SUNAMERICA ASSET MANAGEMENT CORP.........................................   B-42
        Advisory Fees....................................................   B-45
        Personal Securities Trading......................................   B-45
WELLINGTON MANAGEMENT COMPANY............................................   B-46
        Subadvisory Fees.................................................   B-46
OFFICERS AND TRUSTEES OF THE TRUST.......................................   B-47
COMPENSATION TABLE.......................................................   B-51
CUSTODIAN................................................................   B-51
INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL ...............................   B-51
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................   B-51
1998 Brokerage Commissions...............................................   B-53
1997 Brokerage Commissions...............................................   B-54
1996 Brokerage Commissions...............................................   B-54

NET ASSET VALUE..........................................................   B-55
        Foreign Securities Portfolio.....................................   B-55
        Money Market Portfolio...........................................   B-56
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................   B-57
SPECIAL CONSIDERATIONS...................................................   B-58
GENERAL INFORMATION......................................................   B-58
OWNERSHIP OF SHARES......................................................   B-59
FINANCIAL STATEMENTS.....................................................   B-59
APPENDIX.................................................................   B-60

                                    THE TRUST

        The Trust, organized as a Massachusetts business trust on August 26, 1983, is an open-end management investment company. The Trust is composed of eleven separate Portfolios. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company (see "Account Information" in the Prospectus).


        On December 1, 1992, the Board of Trustees of the Trust approved a change of the names of the Aggressive Growth Portfolio and the Aggressive Multi-Asset Portfolio to the Capital Appreciation Portfolio and the Strategic Multi-Asset Portfolio, respectively. On February 16, 1995, the Board of Trustees of the Trust approved a change of the name of the Convertible Securities Portfolio to the Growth and Income Portfolio. The Target 98 Portfolio ceased operations on December 11, 1998.


                       INVESTMENT OBJECTIVES AND POLICIES

OBJECTIVES

        For a description of the objectives, or "goals," of each of the Portfolios, see "More Information About the Portfolios" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.


GROWTH AND INCOME PORTFOLIO



        The investment objective of the Growth and Income Portfolio is to provide high current income and long-term capital appreciation. Under normal circumstances, the Portfolio seeks to achieve its investment objective by investing primarily in equity securities that provide the potential for growth and offer income, such as dividend-paying stocks. Historically, a significant portion of the return on common stocks has come from the income paid and the reinvestment of that income. The dividend a stock pays has also provided some cushion during periods of stock market volatility. As a result, the Portfolio applies a conservative, long-term approach to stock selection, combining top-down sector analysis with bottom-up security selection based on fundamental research.


        The Portfolio may invest up to 20% of its total assets in equity securities of foreign companies in developed countries which are traded on a recognized domestic or foreign securities exchange. The Portfolio anticipates that the majority of its foreign investments will be in Depositary Receipts, such as ADRs.

GROWTH PORTFOLIO



        The investment objective of the Growth Portfolio is capital appreciation. Under normal circumstances, the Portfolio will invest primarily in core equity securities that are widely diversified by industry and company. The Portfolio invests predominantly in larger companies, but normally will also invest in smaller companies. The Portfolio will be widely diversified by industry and company. Equity securities selected for the Portfolio may possess both growth and value style characteristics. The Portfolio is well diversified and its investments are more broadly represented within each industry sector than more concentrated portfolios which may take bigger industry bets. As a result, the Portfolio should be viewed as a core U.S. equity portfolio. The Portfolio favors stocks of seasoned companies with proven records and above-average earnings growth, and stocks of smaller companies with outstanding growth records and potential.


        The Portfolio may also invest up to 25% of its assets in foreign securities. This includes direct investments through purchases in foreign markets, as well as indirect investments through purchases of Depositary Receipts, such as ADRs.


CAPITAL APPRECIATION PORTFOLIO



        The investment objective of the Capital Appreciation Portfolio is long-term capital appreciation. Under normal circumstances, the Portfolio invests primarily in growth equity securities across a wide range of industries and companies, using a wide ranging and flexible stock picking approach and may be concentrated and will generally have less investments in large company securities than the Growth Portfolio. The Portfolio may also invest in cash equivalents and index futures. Up to 25% of the Portfolio's assets may be invested in securities of foreign companies. This includes direct investments through purchases in foreign markets, as well as indirect investments through purchases of Depositary Receipts, such as ADRs.



        The Portfolio follows a dynamic investment approach. Investments will be selected from a broad universe of securities on the basis of the Subadviser's assessment of the potential for capital appreciation. As a result, investments used in the future may be different from those used today. In addition, investors should expect the Portfolio's focus on particular companies, industries, countries, styles and market capitalizations to vary as a result of new and changing investment opportunities and the Subadviser's stock selection process. Because large positions may be taken, the risk of the portfolio manager being wrong is larger than in an index fund or some other more passive investment.


        The Portfolio favors stocks of smaller companies which may be newer and less seasoned, stocks of companies in new or changing industries, and stocks with greater potential for future appreciation in value - including under-valued or low-priced securities.

FOREIGN SECURITIES PORTFOLIO



        The investment objective of the Foreign Securities Portfolio is long-term capital appreciation. The Portfolio invests in core equity securities issued by foreign companies and opportunistically invests in emerging markets and smaller companies. Diversification can be a benefit or a detriment to Portfolio performance. Generally, diversification helps reduce the volatility or variability of the Portfolio's returns relative to another portfolio which invests in fewer stocks or whose investments are focused in fewer countries or industry sectors.


        The Portfolio invests primarily in stock of companies which are considered large to medium-sized (measured by market capitalization) in the markets where these investments trade. The Portfolio may also invest in smaller companies when management views them as attractive alternatives to the stocks of larger or more established companies. The Portfolio will make direct investments in foreign equities by purchasing stocks in foreign markets, as well as indirect investments in foreign equities through purchases of Depositary Receipts, such as ADRs.

        The Portfolio invest primarily in stocks which trade in larger or more established markets, but may also invest (to a lesser degree) in smaller, less-developed or emerging markets, where management believes there is significant opportunity for growth of capital. The definition of "emerging markets" may change over time as a result of development in national or regional economies and capital markets. Within emerging market investments, the Portfolio seeks to participate in the more established markets which management believes provide sufficient liquidity.

        At present, the Portfolio's investment strategy focuses on large capitalization, high quality companies issued in developed stock markets around the world. However, the Portfolio follows a dynamic investment approach, and in the future the Portfolio's investment strategy may change to accommodate future market conditions. For example, the Portfolio could invest more in less established companies or markets. In addition, the combination of investments in a diversified portfolio such as the Portfolio may react to world economic and political events in unexpected ways. There is no guarantee that the Portfolio will meet its investment objectives.


NATURAL RESOURCES PORTFOLIO



        The investment objective of the Natural Resources Portfolio is to provide total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. The Portfolio invests using a value approach primarily in equity securities of U.S. or foreign companies that are expected to provide favorable returns in periods of rising inflation, at least 65% related to natural resources, such as energy, metals, mining and forest products.


The Portfolio invests in four principal areas:

        - Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

        - Metals and mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.


        - Forest products. The forest product sector includes timber, pulp and paper product companies.

        - Other natural resources. Other natural resource-based companies, including companies engaged in real estate and the production, processing and distribution of agricultural products, fertilizer and miscellaneous raw materials.

        Under normal circumstances, the Portfolio will invest principally in equity securities. The Portfolio will invest in domestic securities as well as foreign securities. The Portfolio will make direct investments in foreign equities by purchasing stock in foreign markets, as well as indirect investments in foreign equities through purchases of Depositary Receipts, such as ADRs.


MULTI-ASSET PORTFOLIO



        The investment objective of the Multi-Asset Portfolio is to seek long-term total investment return consistent with moderate investment risk. Total return consists of any income (such as dividends and interest) plus any capital gains and losses from the Portfolio's investments. The Portfolio actively allocates the Portfolio's assets among equity securities, investment grade fixed income securities and cash with less risk than the Strategic Multi-Asset Portfolio. Currently the Portfolio is invested more in stocks than in fixed income securities. This may change over time in response to the Subadviser's outlook on the return potential of stocks, bonds and cash. The Subadviser allocates the assets of the Portfolio among the following sub-Portfolios:



        - Core Equity Sub-Portfolio - The Core Equity Sub-Portfolio invests primarily in securities that provide the potential for growth and offer income. The Sub-Portfolio generally invests in U.S. common stocks that pay a dividend. Historically, a significant portion of the return on common stocks has come from the income paid and the reinvestment of that income. The dividend a stock pays has also provided some cushion during period of stock market volatility. As a result, the Sub-Portfolio applies a conservative, long-term approach to stock selection, combining top-down sector analysis with bottom-up security selection based on fundamental research.



        - Core Bond Sub-Portfolio - The Core Bond Sub-Portfolio invests primarily in "investment-grade" bonds and other fixed income securities. Investment grade securities are those rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by S&P or unrated securities that are deemed to be of comparable quality by the Subadviser. These securities may be issued in the U.S. or abroad, but generally will be denominated in U.S. dollars.

STRATEGIC MULTI-ASSET PORTFOLIO



        The investment objective of the Strategic Multi-Asset Portfolio is high long-term total investment return. Total return consists of any income (such as dividends and interest) plus any capital gains and losses from the Portfolio's investments. The Portfolio actively allocates the Portfolio's assets among equity securities of U.S. and foreign companies, medium and small company equity securities, global fixed income securities (including high-yield, high-risk bonds) and cash with more risk than the Multi-Asset Portfolio. Investments in fixed income securities may include "high yield/high risk" securities or "junk bonds" issued in the U.S. or abroad. Investments in common stocks include investments in smaller companies as well as non-U.S. stocks. The ratio of stocks to bonds is currently weighted more towards stocks than in the case of the Multi-Asset Portfolio. This may change over time in response to the Subadviser's outlook on the return potential of stocks, bonds and cash. The Subadviser's management team meets frequently, and a high level of integration exists in the decision-making between the managers of the Sub-Portfolios. Each sub-Portfolio is more highly concentrated than a stand-alone version would be in recognition of the diversification already present in the total Portfolio. The Sub-Advisor allocates the assets of the Portfolio among the following sub-Portfolios:



        - Global Core Equity Sub-Portfolio- The Global Core Equity Sub-Portfolio invests in common stocks of a highly diversified group of companies and industries world-wide. The Sub-Portfolio invests primarily in stocks of companies which are considered large to medium-sized (measured by market capitalization) in the markets where these investments trade. The Sub-Portfolio may also invest in smaller companies when management views them as attractive alternatives to the stocks of large or more established companies. The Sub-Portfolio will make direct investments in foreign equities by purchasing stocks in foreign markets, as well as indirect investments in foreign equities through purchases of Depositary receipts, such as ADRS. The Sub-Portfolio invests primarily in stocks which trade in larger or more established markets, but may also invest (to a lesser degree) in smaller, less-developed or emerging markets, where management believes there is significant opportunity for growth of capital. The definition of "emerging markets" may change over time as a result of development in national or regional economies and capital markets. Within emerging market investments, the Sub-Portfolio seeks to participate in the more established markets which management believes provide sufficient liquidity.



        - Global Core Bond Plus Sub-Portfolio - The Global Core Bond Plus Sub-Portfolio seeks a high level of current income by investing in a diverse group of fixed income securities issued by U.S. and foreign companies, foreign governments (including their agencies and instrumentalities), and supranational agencies (such as the World Bank, European Investment Bank and European Bank for Reconstruction and Development). The Sub-Portfolio may invest in "investment-grade" bonds and other fixed income securities. Investment grade securities are those rated at the time of purchase "Baa" or better by Moody's or "BBB" or better by S&P, or unrated securities that are deemed to be of comparable quality by the Subadviser. The Sub-Portfolio may also invest in securities rated at the time of purchase below "Baa" by Moody's or "BBB" by S&P, commonly referred to as "junk bonds" or "high yield/high risk" securities, or in unrated securities that are of comparable quality as determined by the Subadviser.


        - Capital Appreciation Sub-Portfolio - The Capital Appreciation Sub-Portfolio seeks long term capital appreciation by investing in a widely diversified portfolio of growth equity securities. The Sub-Portfolio invests in substantially the same securities as the Capital Appreciation Portfolio.


MONEY MARKET PORTFOLIO


        The investment objective of the Money Market Portfolio is current income consistent with stability of principal.


        The Portfolio will comply with the rules and regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification guidelines on investments of the Portfolio. As a result, the Portfolio invests in a diversified portfolio of money market instruments maturing in 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days.



        The Portfolio will be reinvested in obligations denominated in U.S. dollars which at the time of purchase are "eligible securities" as defined by the SEC. Under SEC regulations, an eligible security generally is an instrument that is rated in the highest rating category for short-term debt obligations, or unrated security which is determined by the Subadviser to be of comparable quality.


Eligible securities may include:

        - Commercial paper and other short-term obligations of U.S. and foreign corporations.

        - Certificates of deposit, time deposits, bank notes, bankers' acceptances and other obligations of U.S. savings and loan institutions. U.S. commercial banks (including foreign branches of such banks), and U.S. and London branches of foreign banks, provided that such institutions (or, in the case of a branch, the parent institution) have total assets of $500 million or more as shown on their last published financial statements at the time of investment.

        - Obligations issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities.

        -       Short-term obligations issued by state and local governments.

        - Obligations of foreign governments, including Canadian and Provincial Government and Crown Agency Obligations.

        - Asset-backed securities and other interests in special purpose trusts designed to meet the quality and maturity requirements applicable to eligible securities.

        -       Repurchase agreements.

GOVERNMENT AND QUALITY BOND PORTFOLIO



        The investment objective of the Government and Quality Bond Portfolio is relatively high current income, liquidity and security of principal. Under normal circumstances, the Portfolio will invest in obligations issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities and in high quality corporate fixed income securities.



        The Portfolio will invest at least 80% of its total assets in government securities and high quality corporate bonds. In addition, up to 20% of the Portfolio may be invested in bonds rated as low as "A" by Moody's or S&P, or unrated securities that are deemed to be of comparable quality by the Subadviser. At present, the Portfolio expects to invest a majority of its assets in government securities.


        The Portfolios will invest a significant portion of its assets in mortgage-backed securities, including those known as "Ginnie Maes" or GNMA securities and collateralized mortgage obligations or CMOs, which represent a participation in the principal and interest payments arising from a pool of residential mortgages.


FIXED INCOME PORTFOLIO



        The investment objective of the Fixed Income Portfolio is to seek a high level of current income consistent with preservation of capital. Under normal circumstances, the Portfolio will invest primarily in investment grade bonds and other fixed income securities.



        The Portfolio may also invest up to 20% of its total assets in securities rated below "Baa" by Moody's or "BBB" by S&P, commonly referred to as "junk bonds" or "high yield/high risk" securities, or in unused securities that are deemed to be of comparable quality by the Subadviser. Presently, the Subadviser intends to take advantage of the Portfolio's capacity to invest in high yield/high risk securities.

HIGH YIELD PORTFOLIO



         The primary investment objective of the High Yield Portfolio is to produce high current income. A secondary investment objective is capital appreciation. Under normal circumstances, the Portfolio will invest in high-yielding, high-risk, income producing bonds, also known as "junk bonds," and other fixed income securities. The Portfolio will also invest in unrated securities that are of comparable quality as determined by the Subadviser. The Portfolio generally invests in: (a) high yield/high risk bonds and other debt obligations; and (b) convertible securities, such as preferred stocks that may be converted into common stocks or other equity interests. The Portfolio's investments may be issued by: U.S. and foreign companies; foreign governments and their agencies and instrumentalities; and supranational agencies.


         To reduce the risk of loss from credit deterioration, the Portfolio will be broadly diversified by region, industry and issuer. Sector and quality weightings, as well as individual holdings, will vary and depend upon relative valuations. The average maturity of the Portfolio will generally range from 7 to 12 years. In contrast to investment-grade securities, the prices of high yield securities are less sensitive to interest rate movements and more sensitive to the underlying credit quality of the issuer. Consequently, the maturity structure of the Portfolio will tend to be a by-product of security selection rather than interest rate anticipation.


         The Portfolio may invest without limit in unrated securities, if the Subadviser believes that such securities offer a relatively high yield without undue risk.



         High yield/high risk securities generally have higher yields than higher-rated, investment-grade rated securities of the same maturity. However, if the yield difference between lower-rated and higher-rated securities narrows, the Portfolio may purchase higher-rated securities. The Portfolio generally will purchaser higher-rated securities only if the Subadviser believes that yield will not decrease significantly as a result of such investment. However, the Portfolio may also need to purchase higher-rated securities to maintain the liquidity necessary to meet redemption requests from its shareholders.



         A significant portion of the Portfolio's investments are purchased and sold in large institutional markets. Many of these transactions are exempted from the registration requirements of the securities laws pursuant to Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). While many of these so-called "Rule 144A securities" are considered liquid, the liquidity of these investments may be affected by the actions of a few institutional investors.


FOREIGN MONEY MARKET INSTRUMENTS

        The Money Market Portfolio will be diversified among issuers and among industries with the exception of the banking industry and obligations of the U.S. government, its agencies and instrumentalities. The Money Market Portfolio reserves the right to concentrate its investment in U.S. dollar denominated obligations of foreign branches of U.S. banks, London and U.S. branches of foreign banks, and commercial paper of foreign corporations, when the yields available on such obligations exceed the yields available on obligations otherwise permitted for investment by the Portfolio and when it is believed that the relative return from such investments compared with the relative risk, marketability and quality of such obligations appears to warrant such concentration. Concentration in this context means the investment of more than 25% and up to 100% of the Portfolio's assets. These investments will meet the quality criteria described above, but they may present investment risks in addition to those involved in obligations of domestic banks and corporations.

         Investment risks associated with investments in obligations of foreign branches of U.S. banks, London and U.S. branches of foreign banks, short-term obligations and commercial paper of foreign corporations include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other government restrictions. Generally, the foreign branches of the U.S. banks and the London or U.S. branches of foreign banks are subject to fewer regulatory restrictions than are applicable to domestic banks, and foreign branches of U.S. banks may be subject to less stringent reserve requirements than domestic banks. The London or U.S. branches of foreign banks, the foreign branches of U.S. banks and foreign corporations may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as domestic banks.

VARIABLE AND FLOATING RATE INSTRUMENTS

         The Portfolios of the Trust may purchase variable or floating rate instruments which include a demand feature, such as variable amount master demand notes. Variable or floating rate instruments bear interest at a rate that varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.

         A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Money Market Portfolio. The Subadviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

GOVERNMENT OBLIGATIONS

        All Portfolios may invest, to varying degrees, in government obligations. Obligations issued by the U.S. Treasury are backed by the full faith and credit of the U.S. government. Obligations issued by governmental agencies may be supported by varying levels of guarantee as to repayment of principal and interest.


        Agencies of the United States government include, among others, Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and the Tennessee Valley Authority. As noted in the Prospectus, certain Portfolios may purchase securities guaranteed by the Government National Mortgage Association which may represent participations in Veterans Administration and Federal Housing Administration backed mortgage pools. Obligations of instrumentalities of the United States government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Loan Mortgage Association and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank) and still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. government may be guarantees solely of payment at the maturity of the obligation so that in the event of a default prior to maturity there might be no market and thus no means of realizing on the obligation prior to maturity.



        GNMA Securities represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The (GNMA) guarantees the timely payment of principal and interest on modified pass-through certificates when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. The Portfolio may also invest in similar mortgage-backed securities with differences in timing of payment and pool structure, and other forms of GNMA Securities developed from time to time if they are consistent with the investment objective of the Portfolio.


        Mortgages included in single family or multi-family residential mortgage pools backing an issue of GNMA Securities have a maximum maturity of up to 40 years. Scheduled payments of principal and interest are made to the registered holders of GNMA Securities (such as the Portfolio) each month. Unscheduled prepayments of mortgages included in these pools occur as a result of payment or refinancing by homeowners or as a result of a default. Prepayments are passed through to the registered holders of GNMA Securities with the regular monthly payments of principal and interest. This has the effect of reducing future payments on such GNMA Securities.

WHEN-ISSUED SECURITIES

        Each Portfolio may invest in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. When-issued or delayed-delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. Each Portfolio generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Portfolio purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Portfolio on a when-issued basis may result in a Portfolio's incurring a loss or missing an opportunity to make an alternative investment. When a Portfolio enters into a commitment to purchase securities on a when-issued basis, it establishes a segregated account with its custodian consisting of cash or liquid securities equal to the amount of the Portfolio's commitment, which is valued at fair market value. If on any day the market value of this segregated account falls below the value of a Portfolio's commitment, the Portfolio will be required to deposit additional cash or qualified securities into the account equal to the value of the Portfolio's commitment. When the securities to be purchased are issued, a Portfolio will pay for the securities from available cash, from the sale of securities in the segregated account, from sales of other securities and/or, if necessary, from the sale of the when-issued securities themselves, although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher or lower than the rate to be received on the securities a Portfolio has committed to purchase. After a Portfolio is committed to purchase when-issued securities, but prior to the issuance of the securities, it is subject to adverse changes in the value of these securities based upon changes in interest rates, as well as changes based upon the public's perception of the issuer and its creditworthiness. Sale of securities in the segregated account or other securities owned by a Portfolio and when-issued securities may cause the realization of a capital gain or loss.

SHORT-TERM INVESTMENTS

        Although the Money Market Portfolio seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions, there can be no assurance that the net asset value will not vary. (See "Net Asset Value," below.) The Portfolio will be affected by general changes in interest rates resulting in increases or decreases in the value of the obligations held by the Portfolio. The value of the securities in the Portfolio can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security were held to maturity, no loss or gain would normally be realized as a result of these fluctuations. Redemptions of shares could require the sale of investments at a time when such a sale might not otherwise be desirable.

        Repurchase Agreements. All Portfolios may enter into repurchase agreements (commonly called "repos") with banks and dealers in U.S. government securities. Under a repurchase agreement, a Portfolio may acquire an underlying debt instrument for a relatively short period, subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Under the Investment Company Act of 1940, as amended, (the "1940 Act"), repurchase agreements are considered loans by the Portfolios. The total amount received on repurchase would exceed the price paid by the Portfolio, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Portfolio upon the acquisition is accrued daily as interest. In the event of a default by an institution, the Portfolio may incur certain costs in liquidating the collateral, and could also incur a loss if the proceeds realized upon sale of the underlying obligations are less than the repurchase price. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by a Portfolio may be delayed or limited and the Portfolio may incur additional costs. In such case, the Portfolio will be subject to risks associated with changes in the market value of the collateral securities. In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted procedures to monitor and evaluate the creditworthiness of institutions with which it proposes to engage in repos. The Portfolios will always obtain collateral in proper form having a market value of not less than 102% of the purchase price (100% if such collateral is in the form of cash). Such collateral will be cash or U.S. government obligations and will be in the actual or constructive possession of the Portfolio.


ILLIQUID SECURITIES


        Each of the Portfolios may invest no more than 10% of its net assets (except that the Government and Quality Bond, Fixed Income and High Yield Portfolios may invest up to 15%), determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act; securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Portfolios will seek to obtain the right of registration at the expense of the issuer.

        In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.



        Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Portfolios' Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Trustees of the Trust. In reaching liquidity decisions, the Subadviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).



        Each of the Portfolios may invest in commercial paper issued in reliance on the so-called private placement exemption from registration afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Multi-Asset, Strategic Multi-Asset and Money Market Portfolios' 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Portfolios' Board of Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to
Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.


FOREIGN SECURITIES

        The Growth and Income, Growth, Capital Appreciation, Foreign Securities, Natural Resources, Multi-Asset, Strategic Multi-Asset, Government and Quality Bond and Fixed Income Portfolios may invest in foreign debt and equity securities. The High Yield Portfolio may invest in foreign debt securities.

        Investment in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolios, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

        It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

CALL AND PUT OPTIONS ON SECURITIES


        Each Portfolio other than the Money Market Portfolio may purchase call and put options on securities or financial indices to enhance income or hedge its Portfolio. These options may be on securities, aggregates of securities, financial indices (i.e., the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index")) and U.S. government securities and may be either exchange-traded or over-the-counter ("OTC"). The purpose of these investments is to gain market exposure with limited loss potential. These Portfolios may sell ("write") covered call options to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. It is anticipated that the maximum percentage of the Portfolios' securities subject to options primarily for income purposes will be 30%, that the maximum percentage in options used primarily for defensive and hedging strategies will be 50%, and that in no event will the aggregate exceed the latter percentage.


        A call option is a short-term contract (typically having a duration of nine months or less). A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities subject to the option at a specified price (the "exercise price" or "strike price"). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Portfolio writes a call option, the Portfolio gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

        A put option gives the purchaser, in return for a premium paid, the right for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. Therefore, if the Portfolio sells puts, it might be obligated to purchase the underlying securities for more than their current market price.

        A call option is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian). A call option is also covered if the Portfolio holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

        The premium paid by the purchaser of an option will be determined by, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

        The writer of an option wishing to terminate a position may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously sold. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased.

        There is no guarantee that either a closing purchase or a closing sale transaction can be executed. Executing a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the options to be used for other Portfolio investments. If the Portfolio desires to sell a particular security on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

        The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. Conversely, the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

        An option position may be closed out on a market which provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or write those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options. If the Portfolio, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until a closing purchase transaction can be executed. See "Absence of Liquid Secondary Options Market," below, for reasons why a liquid secondary options market may not exist.

        There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. Exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonable anticipated volume.

ABSENCE OF LIQUID SECONDARY OPTIONS MARKET


        Reasons for the absence of a liquid secondary market on an options exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operation on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The reason for this illiquidity will be market stress, not regulatory as in the case of listed options.

NATURAL RESOURCES


        Investments in securities related to gold or other precious metals and minerals are considered speculative and are impacted by a host of world-wide economic, financial and political factors. Prices of gold and other precious metals may fluctuate sharply over short time periods due to: changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.


        The value of equity investments related to other natural resources such as oil, timber, and agricultural commodities will fluctuate pursuant to market conditions generally, as well as the market for the particular natural resource in which the issuer is involved. The Subadviser believes that the values of natural resources fluctuate differently with respect to different stages of the inflationary cycle. In addition, the values of natural resources are subject to numerous factors including events of nature and international politics. The Subadviser will seek securities that are attractively priced relative to the intrinsic value of the relevant natural resource, or that are of companies positioned to benefit during particular portions of the inflationary cycle.

        It is expected that the market price of securities that are tied into market price of a natural resource asset will fluctuate on the basis of the natural resource on which such security is based. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, such securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates.

REGULATION OF FUTURES CONTRACTS AND OPTIONS THEREON

        Each Portfolio (other than the Money Market Portfolio) may purchase and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options will be on debt securities, aggregates of debt securities, financial indices and U.S. government securities and include futures contracts and options thereon that are linked to the London Interbank Offered Rate (LIBOR).

        The use of exchange traded futures contracts and options thereon by the Portfolios is subject to regulation by various governmental bodies, including the SEC and the CFTC. Each of the Portfolios has represented to the CFTC that it will use futures contracts and options on futures contracts in bona fide hedging transactions and under other circumstances permitted by the CFTC, provided that, for non-hedging transactions, it will not enter into futures contracts or options thereon for which the sum of the initial margin deposits on futures contracts and related options and premiums paid for related options exceed 5% of the fair market value of a Portfolio's assets. The over-the-counter derivatives markets have no direct regulation. The regulators are involved in these markets as part of their oversight of the entities that are dealing in the OTC derivatives markets. For example, the SEC regulates the dealer community, and in general, the banks acting as counterparties are regulated by the Office of the Comptroller of the Currency.

SPECIAL RISKS OF OPTIONS AND FUTURES

        Participation in the options or futures markets involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Subadviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for a Portfolio to maintain "cover" or to segregate securities in connection with hedging transactions.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES - CHARACTERISTICS AND RISKS

        Each Portfolio (other than the Money Market Portfolio) may enter into contracts ("Futures Contracts") for the future delivery of fixed income securities. (See "Fixed Income Securities" below.) This investment technique will be used to hedge (e.g., to endeavor to protect) against anticipated future changes in interest rates or other market factors which otherwise might adversely affect the value of each Portfolio's securities.

        A "sale" of a Futures Contract means entering into a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a Futures Contract means entering into a contractual obligation to acquire the securities at a specified price on a specified date. Typically on a daily basis, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a Futures Contract may not have been issued at the time the contract was written. Each Portfolio may also use fixed income futures to adjust currency exposure.

        Unlike the sale or purchase of a fixed income security by a Portfolio, no price is paid or received by the Portfolio upon the purchase or sale of a Futures Contract. Initially, the Portfolio will be required to deposit with the Trust's Custodian, State Street Bank and Trust Company, an amount of cash or U.S. Treasury obligations equal to the margin requirement specified by the futures counterparty. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the Futures Contract assuming all contractual obligations have been satisfied. The Portfolio will be required to make funds available at the custodian to satisfy any margin calls due to adverse market moves. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying fixed income security fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to market. For example, when the Portfolio has purchased a Futures Contract and the price of the underlying fixed income security has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio has purchased a Futures Contract and the price of the underlying fixed income security has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to the expiration of the Futures Contract, the Portfolio may elect to close the position by taking an opposite position in the Futures Contract. During the time the Portfolio has entered into such Futures Contract the Portfolio will maintain in a segregated account with its custodian, liquid assets at least equal to the value of the contract.

        There are several risks in connection with the use of Futures Contracts by a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the Futures Contract and movements in the price of the securities that are the subject of the hedge. The price of the Futures Contract may move more than or less than the price of the securities being hedged. If the price of the Futures Contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the losses on the futures position. If the price of the futures contract moves more than the price of the securities being hedged, the Portfolio will experience either a loss or a gain on the futures position which will not be completely offset by movements in the price of the securities being hedged. Conversely, the Portfolio may buy or sell fewer Futures Contracts if the historical volatility of the price of the Futures Contracts being hedged is more than the historical volatility of the securities.

        Where Futures Contracts are purchased to hedge against a possible increase in the price of fixed income securities before a Portfolio is able to invest its cash (or cash equivalents) in fixed income securities in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in fixed income securities at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Futures Contract that is not offset by a reduction in the price of securities purchased.

        Although Futures Contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange, an identical Futures Contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded.

        A Portfolio may purchase Futures Contracts in anticipation of a significant market advance (for example due to a decline in interest rates). The purchase of a Futures Contract affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual fixed income securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of Futures Contracts would be terminated by offsetting sales. Similarly, Futures Contracts may be purchased to maintain the desired percentage of the Portfolio invested in fixed income securities in the event of a large cash flow into the Portfolio. As the cash flow is invested in individual fixed income securities an equivalent amount of Futures Contracts would be sold.

        A Portfolio may sell Futures Contracts in a general market decline (for example due to an increase in interest rates) that may adversely affect the aggregate market value of the fixed income securities held in the Portfolio or in anticipation of such a decline in aggregate market value. To the extent that changes in the Portfolio's market value correlate with the changes in the price of a given security, the sale of futures contracts on that fixed income security would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to the liquidation of fixed income securities positions in the Portfolio with resultant transaction costs. In the event of large cash redemptions, the Portfolio may sell an equivalent amount of Futures Contracts to maintain the desired percentage of the Portfolio invested in fixed income securities. This would facilitate an orderly sale of individual securities and, as such sales were made, an equivalent amount of Futures Contracts would be terminated.

        A Portfolio will incur brokerage fees when it purchases or sells Futures Contracts, and it will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Trustees believe that use of such contracts will benefit the Portfolios, if investment judgment about the general direction in interest rates is incorrect, the overall performance may be poorer than if such contracts had not been used. One risk in employing Futures Contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of price movements causing adverse changes in the value of the futures position, the Portfolio would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the fixed income securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the fixed income securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a Futures Contract.

        Successful use of Futures Contracts by a Portfolio is also subject to the ability to correctly predict movement in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market value of its fixed income securities and fixed income security prices increased instead, the Portfolio will lose part or all of the benefit of the increased value of its fixed income securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell fixed income securities to meet the daily variation margin requirements. Such sales of fixed income securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

        A Portfolio will limit use of Futures Contracts so that the exposure of all futures contracts will not exceed 30% of its total assets. With the assistance of the Custodian, a segregated asset account will be maintained consisting of cash or liquid securities in an amount that will cover obligations with respect to Futures Contracts.

OPTIONS ON FIXED INCOME FUTURES CONTRACTS


        Each Portfolio (other than the Money Market Portfolio) may purchase and write options on Fixed Income Futures Contracts that are traded on an exchange in order to hedge against adverse price movements and may enter into closing transactions with respect to such options to terminate an existing position. An option on a Fixed Income Futures Contract gives the purchaser the right, in return for the premium paid, to assume a position in a Fixed Income Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the Fixed Income Futures Contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the Fixed Income Futures Contract. Writing a call option would provide a partial hedge against declines in the value of the fixed income securities the Portfolio owns (but would also limit potential capital appreciation in the fixed income securities). In addition, writing an option would provide a Portfolio with income in the form of the option premium.


        The purchase of protective put options on a Fixed Income Futures Contract is analogous to the purchase of protective puts on individual fixed income securities, where a level of protection is sought below which no additional economic loss would be incurred by the Portfolio. Put options on Financial Futures Contracts may also be purchased to hedge a portfolio of fixed income securities.

        The purchase of a call option on a Fixed Income Futures Contract represents a means of obtaining temporary exposure to anticipated increases in the price of fixed income securities (for example due to decreases in interest rates) at limited risk. It is analogous to the purchase of a call option on an individual fixed income security which can be used as a substitute for a position in the security itself. Depending on the pricing of the option compared to either the price of the future upon which it is based, or the price of the underlying fixed income security itself, it may be less risky than the ownership of the Fixed Income Futures Contract or the underlying security. Like the purchase of a Financial Futures Contract, the Portfolio would purchase a call option on a Financial Futures Contract to hedge against an increase in the price of fixed income securities (for example, due to a decline in interest rates) when the Portfolio is not fully invested.

        As with options on securities, the holder of an option may terminate his position by selling an identical option. There is, however, no guarantee that such closing transactions can be effected. Positions in options on Fixed Income Futures Contracts may be closed out only on an exchange or board of trade which provides a secondary market for such options. Although each Portfolio intends to purchase or sell options only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a liquid secondary market will exist for any particular option or at any particular time. In such event, it may not be possible to close out an option position, and if the Portfolio was the writer of the option, in the event of price movements causing adverse changes in the value of the option position, the Portfolio may continue to be required to make daily cash payments of variation margin.


        The ability to establish and close out positions on such options will be subject to the availability of a liquid secondary market. A Portfolio will not purchase options on Fixed Income Futures Contracts on any exchange unless and until, in the opinion of Wellington, the market for such options has developed sufficiently that the risks in connection with options on Fixed Income Futures Contract transactions are not greater than the risks in connection with Fixed Income Futures Contract transactions. Compared to the use of Fixed Income Futures Contracts, the purchase of options on Fixed Income Futures Contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the use of an option on a Fixed Income Futures Contract would result in a loss to the Portfolio when the use of a Fixed Income Futures Contract would not, such as when there is no movement in the level of interest rates.


FORWARD COMMITMENTS

        Each Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if a Portfolio holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if a Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. Where such purchases are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for the Portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if the Subadviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

WARRANTS

        Each Portfolio (other than the Money Market Portfolio) may invest in common stock warrants, which entitle the holder to buy common stock from the issuer of the warrant at a specified price (the strike price) for a specified period of time, or index warrants, which entitle the holder to receive a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. Common stock warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. If a Portfolio were not to exercise a warrant prior to its expiration, then the Portfolio would lose the purchase price paid for the warrant.

        A Portfolio will normally use warrants in a manner similar to its use of options on securities or securities indices. The risk of a Portfolio's use of warrants are generally similar to those relating to its use of options. Unlike most options, however, warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the issuer of the warrant. Also, warrants generally have longer terms than index options. Although a Portfolio will normally invest only in exchange-listed warrants, warrants are not likely to be as liquid as certain options backed by a recognized clearing agency. To the extent such an investment is deemed to be illiquid by the Subadviser, it will be subject to the Portfolio's 10% limitation on illiquid investments. In addition, the terms of warrants may limit a Portfolio's ability to exercise the warrants at such time, or in such quantities, as a Portfolio would otherwise wish to do.

STOCK INDEX FUTURES AND OPTIONS THEREON

        Each Portfolio (other than the Money Market Portfolio) may purchase and sell stock index futures contracts and options thereon as a hedge against changes in market conditions or as a substitute for purchasing or selling a security position in accordance with the strategies more specifically described below. Each of these Portfolios presently intends to limit use of stock index futures contracts so that the aggregate market value of all Futures Contracts does not exceed 30% of the Portfolio's total assets.

STOCK INDEX FUTURES CHARACTERISTICS AND RISKS

        A Portfolio may purchase stock index futures contracts in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Portfolio is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may then be purchased in a orderly fashion. As such purchases are made, an equivalent amount of stock index futures contracts would be terminated by offsetting sales. Similarly stock index futures contracts may be purchased to maintain the desired percentage of the Portfolios invested in stocks in the event of a large cash flow into the Portfolio. As cash flow is invested in individual stocks an equivalent amount of stock index futures contracts would be sold. A Portfolio may also use stock index futures to adjust country exposure.

        A Portfolio may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the aggregate market value of the securities held in the Portfolio. To the extent that changes in the Portfolio's market value correlate with changes in a given stock index, the sale of futures contracts on that index would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with resultant transaction costs. In the event of large cash redemptions, the Portfolio may sell an equivalent amount of stock index futures contracts to maintain the desired percentage of the Portfolio invested in stocks. This would facilitate an orderly sale of individual stocks and, as such sales were made, an equivalent amount of stock index futures contracts would be terminated.

        A Portfolio will incur brokerage fees when it purchases or sells stock index futures contracts, and it will be required to maintain margin deposits. In addition, stock index futures contracts entail risks. Although the Trustees believe that use of such contracts will benefit the Portfolios, if investment judgment about the general direction in equity prices is incorrect, the overall performance may be poorer than if such contracts had not been used.

        Currently, stock index futures contracts can be purchased or sold with respect to several indices, including, but not limited to, the Standard and Poor's 500 Stock Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Index futures contracts are also available on a number of foreign exchanges.

        Unlike the sale or purchase of a security by a Portfolio, no price is paid or received by the Portfolio upon the purchase or sale of a stock index futures contract. Initially, the Portfolio will be required to deposit with the Trust's Custodian an amount of cash or U.S. Treasury bills equal to the margin requirement specified by the futures counterparty. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to market. For example, when the Portfolio has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to the increase in value of the position. Conversely, where the Portfolio has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio position in the futures contract.

        There are several risks in connection with the use of stock index futures in a Portfolio as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in a unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the losses on the futures position. If the price of the futures contract moves more than the price of the securities being hedged, the Portfolio will experience either a loss or a gain on the futures position that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contract. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract.

        Where futures are purchased to hedge against a possible increase in the price of stock before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible that the market may decline instead; if the Portfolio then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

        In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures contract and the portion of the Portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions.

        Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although each Portfolio intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

        The Portfolios intend to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity and the correlation of the index to the particular securities being hedged.

        Successful use of stock index futures by a Portfolio is also subject to the ability to predict correctly movements in the direction of the market. For example, if the Portfolio has hedged against the possibility of a decline in the market adversely affecting stocks held in its Portfolio and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet the daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON STOCK INDEX FUTURES AND RISKS

        In connection with the Portfolios' hedging strategies, each Portfolio (other than the Money Market Portfolio) may purchase and write options on stock index futures that are traded on a U.S. exchange or board of trade, in order to hedge against adverse price movements, and enter into closing transactions with respect to such options to terminate an existing position. Options on stock index futures are similar to options on stocks except that an option on a stock index future gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. The purchase of protective put options on a stock index futures contract is analogous to the purchase of protective put options on individual stocks, where a level of protection is sought below which no additional economic loss wold be incurred by the Portfolio. Put options on stock index futures may also be purchased to hedge a Portfolio of stocks. Writing a call option on stock index futures would provide a partial hedge against declines in the value of the securities the Portfolio owns (but would also limit potential capital appreciation in the securities). In addition, writing an option would provide a Portfolio with income in the form of the option premium.

        The purchase of a call option on a stock index future represents a means of obtaining temporary exposure to anticipated market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying stock index itself, it may be less risky than the ownership of the stock index futures or the underlying stocks. Like the purchase of a stock index future, the Portfolio would purchase a call option on a stock index future to hedge against a market advance when the Portfolio is not fully invested.

        Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future.

        As with options on securities, the holder of an option may terminate his position by selling an identical option. There is, however, no guarantee that such closing transactions can be effected. Positions in options on stock index futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such options. Although each Portfolio intends to purchase or sell options only on exchanges or boards of trade where there appears to be an active secondary market, there can be no assurance that a liquid secondary market will exist for any particular option or at any particular time. In such event, it may not be possible to close out an option position, and, if the Portfolio was the writer of the option, in the event of price movements causing adverse changes in the value of the option position, the Portfolio would continue to be required to make daily cash payments of variation margin.


        The ability to establish and close out positions on such options will be subject to the availability of a liquid secondary market. A Portfolio will not purchase options on stock index futures on any exchange unless and until, in the opinion of Wellington, the market for such options has developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with stock index futures transactions. Compared to the use of stock index futures, the purchase of options on stock index futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transactions costs). However, there may be circumstances when the use of an option on a stock index future would result in a loss to the Portfolio when the use of a stock index future would not, such as when there is no movement in the level of the index.


LIMITATIONS ON STOCK INDEX FUTURES AND RELATED OPTIONS TRANSACTIONS

        Each Portfolio authorized to invest in these instruments will not engage in transactions in stock index futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of securities held in the Portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio. Each Portfolio authorized to invest in these instruments presently intends to limit its transactions so that the aggregate market exposure of all futures contracts does not exceed 30% of the Portfolio's total assets. In instances involving the purchase of stock index futures contracts by those Portfolios, an amount of cash or liquid securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Portfolio's Custodian or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. (See "Stock Index Futures and Options Thereon" for the Portfolios authorized to purchase and sell stock index futures contracts and options.)

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

        Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Portfolio (other than the Money Market Portfolio) may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Portfolio values its assets daily in terms of U.S. dollars, it does conduct its foreign currency exchange transactions on a spot (e.g., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (e.g., a "forward foreign currency" contract or "forward" contract). It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolios do not intend to speculate in foreign currency exchange rates or forward contracts, but they are permitted to make prudent investments.

        A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged for trades.

        The Portfolios may enter into forward contracts for the purpose of adjusting country exposure as a part of an overall investment strategy as a substitute for purchasing or selling a security, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date a foreign security is purchased or sold and the date on which payment is made or received. Forward contracts may be utilized when the Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. In this case, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

        Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, it is important to have the flexibility to enter into such forward contracts when the best interests of the Portfolio will be served. The Custodian will maintain, in a segregated account, an amount of cash or liquid securities equal to the Portfolio's commitments under forward contracts except to the extent they are otherwise "covered." If the value of the securities declines, additional cash or securities will be segregated on a daily basis so that the value will equal the amount of the Portfolio's commitments with respect to such contracts.

        The Portfolios generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

        It is impossible to forecast with precision the market value of portfolio securities at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

        If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        A Portfolio is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser. It also should be realized that this method of protecting the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

        American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for the Portfolios to make foreign investments. All or a portion of the foreign securities purchased by a Portfolio may be in the form of such Depositary Receipts and other similar global instruments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are global receipts evidencing a similar arrangement. EDRs are receipts issued in Europe, typically by foreign banks and trust companies, and evidence ownership of either foreign or domestic underlying securities.

OPTIONS ON FOREIGN CURRENCIES


        Each Portfolio other than the Money Market Portfolio may purchase put and call options on foreign currencies for defensive or hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.


        Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.

        A Portfolio may also sell (write) covered call options on foreign currencies for defensive or hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. For a more general discussion regarding the opening and closing of options positions and the risks of these transactions, see "Call and Put Options on Securities" above.


        A call option written on a foreign currency covered by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. government securities and other high quality liquid debt securities in a segregated account with its Custodian.


        As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

FUTURES CONTRACTS ON FOREIGN CURRENCIES

        Each Portfolio other than the Money Market Portfolio may enter into a foreign currency futures contract to achieve the same objectives discussed above with respect to currency forward contracts. A foreign currency futures contract is an agreement pursuant to which one party agrees to make delivery, and the other party agrees to accept delivery, of a currency at a specified price on a specified date. Although such futures contracts by their terms call for actual delivery or acceptance of a currency, in most cases the contracts are closed out before their settlement date without the making or taking of delivery. For a more general discussion regarding the opening and closing of futures contracts positions and the risks of these transactions, see "Futures Contracts on Fixed Income Securities- Characteristics and Risks" above.

ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES.

        Options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

        Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency options exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


        As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Portfolio's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Portfolio will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

        In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

LOANS OF PORTFOLIO SECURITIES

        The Growth and Income Portfolio may lend portfolio securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. In lending its portfolio securities, the Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that the Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Subadviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

        Since voting or consent rights which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

INTEREST-RATE SWAP TRANSACTIONS

        The Foreign Securities Portfolio, Natural Resources Portfolio, Growth and Income Portfolio, Strategic Multi-Asset Portfolio, Multi-Asset Portfolio, High Yield Portfolio and Fixed Income Portfolio may each enter into interest rate swaps. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed-rate payments. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio intends to use these transactions as a hedge and not as a speculative investment. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the portfolio is contractually obligated to make and will not exceed 5% of a Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if the investment technique was never used.

FIXED INCOME SECURITIES

        Each Portfolio may invest, subject to the percentage and credit quality limitations stated herein and in the Prospectus, in fixed income securities, including corporate debt obligations issued by corporations and governments.

        The convertible securities in which the Growth and Income Portfolio may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. However, the Portfolio may not invest more than 20% of its total assets in convertible securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard and Poor's Ratings Services, A Division of The McGraw-Hill Companies, Inc. ("Standard and Poor's") (including convertible securities that have been downgraded), or in unrated convertible securities that are of comparable quality as determined by the Subadviser. Convertible securities rated lower than "Baa" by Moody's or "BBB" by Standard and Poor's or unrated securities of comparable quality, commonly referred to as "junk bonds" or "high yield securities," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See below for a discussion of the risks associated with lower-rated, high-yield securities.


        The High Yield Portfolio will pursue its goal by investing, except for temporary defensive purposes, at least 65% of its assets in high-yielding, high-risk, income producing corporate bonds, also known as "junk bonds." The Portfolio may invest, without limit, in unrated securities if such securities offer, in the opinion of the Subadviser, a relatively high yield without undue risk. Although the Portfolio will invest primarily in lower-rated securities, it will not invest in securities in the lowest rating categories ("Ca" for Moody's and "CC" for Standard and Poor's) unless the Subadviser believes that the potential total return of the instrument outweighs the increased credit risk as noted by the distressed rating of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Portfolio may purchase higher-rated securities if the Subadviser believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield.

        Consistent with the Fixed Income Portfolio's investment objective, the Portfolio may have up to 20% of its assets invested in instruments that are not investment grade, including preferred stocks, when individually attractive yields offset lower credit quality.


        The Strategic Multi-Asset Portfolio may invest in junk bonds.

        Up to 20% of the Government and Quality Bond Portfolio may be invested in bonds rated as low as "A" by Moody's or Standard and Poor's or, if not rated, determined by the Subadviser to be of comparable quality.



        The other Portfolios will not invest in junk bonds.

        See the Appendix for a description of corporate bond and commercial paper ratings.


DISCOUNT BONDS, CONVERTIBLE BONDS AND PREFERRED STOCKS

        Discount bonds are bonds issued below par, or trading below par, where the yield to maturity is greater than the current yield. Zero coupon bonds are bonds that pay no current coupon, but where income is accrued during the passage of time and the bond, as a result of this accrued interest, should increase in value from purchase price to maturity value. The sale of a zero coupon bond on an interim basis, between purchase and maturity, may result in a cash gain or loss depending on market conditions; and payment of any cash return depends on the issuer's ability to meet maturity requirements on maturity date.

        Convertible bonds and preferred stocks are fixed income instruments that provide for the regular payment of a coupon or dividend, but which also allow the holder to convert the holding into shares of the underlying common stock. Thus the valuation of prospective return of these instruments is some combination of the current yield resulting from coupon or dividend payment, and capital appreciation (or depreciation) resulting from movement of the underlying common stock and market evaluation of conversion features. Certain issuers issue bonds or preferred stocks with warrants, enabling the holder to purchase the issuer's common stock or other securities. These "synthetic convertibles" will be used when the Subadviser finds the combination of current return and capital appreciation potential relatively attractive. Warrants and common stocks are intended for purchase only where fixed income securities of the issuer are also owned or expected to be purchased by the Portfolio.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD (HIGH-RISK) BONDS

        The descriptions below are intended to supplement the material in the Prospectus under "More Information About the Portfolios."

        SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

        PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

        LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

INVESTMENT VEHICLES DESIGNED TO TRACK AN INDEX


        Consistent with its investment objectives and policies, a Portfolio may purchase interests in certain investment vehicles designed to provide investment results that correspond generally to the performance of a particular benchmark index, such as the S&P 500 Index or a Morgan Stanley Capital International Country Index. Each such investment vehicle invests substantially all of its assets in a manner designed to reproduce the composition of its benchmark index, that is, the investment vehicle tracks all of the securities composing the index and reflects each security's weighting within the index. These investment vehicles can provide exposure to a market segment or an entire foreign market though a single investment. Some investment vehicles may be deemed private investment companies exempt from registration under the 1940 Act pursuant to
Section 3(c)(7) thereof or may be registered under the 1940 Act. In either such event, the Portfolio's investment would be subject to certain limitations imposed by the 1940 Act. Interests in such investment vehicles may be purchased in institutional resale transactions exempt from registration under the Securities Act, pursuant to Rule 144A thereof, and may be considered illiquid securities. As an interest holder of such investment vehicle, a Portfolio would bear, along with other holders, its pro rata portion of the expenses of such investment vehicle, including any administrative and custody expenses. These expenses would be in addition to any expenses that a Portfolio bears directly in connection with its own operations.

                             INVESTMENT RESTRICTIONS

        The Trust has adopted the following restrictions relating to the investment of assets of the Portfolios. These are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Portfolio affected (which for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of such Portfolio. Except as otherwise indicated, none of the eleven Portfolios may:


        1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or more than 25% of its total assets (taken at current value) would then be invested in a single industry with the exception of the Money Market Portfolio which intends to concentrate its investments in the banking industry.


        2. Purchase securities on margin (but the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

        3.      Make short sales of securities or maintain a short position.

        4. Purchase any security if, as a result, the Portfolio would then hold more than 10% of the outstanding voting securities of an issuer.

        5. Purchase any security, if as a result, the Portfolio would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) that are less than three years old.


        6. Purchase or retain securities of any company if, to the knowledge of the Trust, Officers and Trustees of the Trust and officers and directors of Wellington or SunAmerica Asset Management Corp, who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.


        7. Buy or sell commodities or commodity contracts (except financial futures as described herein) or, with the exception of the Natural Resources Portfolio, real estate or interests in real estate, although a Portfolio may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate.

        8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under certain Federal securities laws.

        9. Make investments for the purpose of exercising control or management.

        10. Purchase any security restricted as to disposition under Federal securities laws, if as a result, a Portfolio would have more than 10% of its total assets (taken at current value) invested in securities for which market quotations are not readily available and in repurchase agreements with a maturity of longer than seven days.

        11. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, with the exception of the Natural Resources Portfolio.

        12. With the exception of the Natural Resources Portfolio, invest in interests in oil, gas or other mineral exploration or development programs, although to the extent consistent with its investment objectives and policies, a Portfolio may invest in the publicly traded securities of companies which invest in or sponsor such programs.

        13. Make loans, except through (a) the purchase of bonds, debt obligations such as GNMA securities, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold to financial institutions (subject to the limitation in paragraph 11 above); (b) repurchase agreements (subject to the limitation in paragraph 11 above); and (c) as otherwise permitted by exemptive order of the SEC. The purchase of a portion of an issue of securities described under (a) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making a loan.

        14. Borrow money or pledge Portfolio assets except for temporary or emergency purposes and then only in an amount not in excess of 10% of the value of its assets in which case it may pledge, mortgage or hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the value of the assets, except with respect to the Foreign Securities Portfolio or Natural Resources Portfolio which may borrow money or pledge its assets in an amount not in excess of 20% of the value of its assets. (Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit of U.S. Treasury bills in escrow in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Trust's Custodian or in a margin account with a broker in connection with futures, or related options transactions or in connection with the writing of call and put options in spread transactions, is deemed to be a pledge.)

        15. Write, purchase or sell puts, calls or combinations thereof on stocks, except as described under Investment Objectives and Policies with respect to the Growth and

                Income, Growth, Capital Appreciation, Natural Resources, Multi-Asset, Strategic Multi-Asset, Fixed Income and High Yield Portfolios.


                        SUNAMERICA ASSET MANAGEMENT CORP.


        SunAmerica Asset Management Corp. ("SAAMCo"), The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, has been retained pursuant to an Investment Advisory and Management Agreement (the "Advisory Agreement") to supervise the management and investment programs of the Portfolios of the Trust.



        SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds, pension funds, and related assets and programs offered by affiliated companies. SAAMCo also provides investment advice to individual companies and clients. SAAMCo provides investment advisory services, office space, and other facilities for the management of the Trust's affairs, and pays all compensation of officers and Trustees of the Trust who are "interested persons" of SAAMCo. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of disinterested Trustees of the Trust, except those affirmatively undertaken by SAAMCo or Wellington. SAAMCo is a wholly-owned subsidiary of SunAmerica, Inc., which is a wholly-owned subsidiary of American International Group, Inc. ("AIG"), the leading U.S.-based international insurance organization.



        AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities. AIG's asset management operations are carried out primarily by AIG Global Investment Group, Inc., a direct wholly owned subsidiary of AIG, and its affiliates (collectively, "AIG Global"). AIG Global manages the investment portfolios of various AIG subsidiaries, as well as third party assets, and is responsible for product design and origination, marketing and distribution of third party asset management products, including offshore and private investment funds and direct investment. AIG Capital Management Corp., an indirect wholly-owned subsidiary of AIG Global Investment Group, Inc., serves as investment adviser to The AIG Money Market Fund, a separate series of The Advisors' Inner Circle Fund, a registered investment company. In addition, AIG Global Investment Corp., an AIG Global group company, serves as the sub-investment adviser to an unaffiliated registered investment company. AIG companies do not otherwise provide investment advice to any registered investment companies.



        The Advisory Agreement provides that SAAMCo shall act as investment adviser to the Trust, manage the Trust's investments, administer its business affairs, furnish offices, necessary facilities and equipment, provide clerical, bookkeeping and administrative services, and permit any of SAAMCo's officers or employees to serve without compensation as Trustees or officers of the Trust if duly elected to such positions. Under the Advisory Agreement, the Trust agrees to assume and pay certain charges and expenses of its operations, including: the compensation of the Trustees (other than those affiliated with SAAMCo or Wellington), the charges and expenses of independent accountants, legal counsel, expenses of registering or qualifying shares for sale, any transfer or dividend disbursing agent, any registrar of the Trust, the Custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Trust, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.


        Each Portfolio pays its actual expenses for custodian services and a portion of the Custodian's costs determined by the ratio of portfolio assets to the total assets of the Trust, brokerage commissions or transaction costs, and registration fees. Subject to supervision of the Board of Trustees, fees for independent accountants, legal counsel, costs of reports of notices to shareholders will be allocated based on the relative net assets of each Portfolio. With respect to audit or legal fees clearly attributable to one Portfolio, they will be assessed, subject to review by the Board of Trustees, against that Portfolio.


        The Advisory Agreement continues in effect from year to year, in accordance with its terms, only so long as such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust. The Advisory Agreement may be terminated, as to any Portfolio named therein at any time, without the payment of any penalty, by the Trustees or by a vote of a majority of the outstanding shares of the Trust or of any Portfolio of the Trust, on not less than thirty
(30) days or more than sixty (60) days' prior written notice to SAAMCo, or by SAAMCo, on ninety (90) days' prior written notice to the Trust. The Advisory Agreement terminates automatically in the event of its assignment.



        Under the terms of the Advisory Agreement, SAAMCo is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.



        With respect to the investment advisory fees, SAAMCo has agreed to waive its fees to the extent necessary so that the fees actually collected reflect the fee schedules set forth below at the following annual percentages of each portfolio's average daily net assets (other than the Natural Resources Portfolio, for which no fee waiver is in effect):


                                    AVERAGE DAILY                 MANAGEMENT
PORTFOLIO                            NET ASSETS                      FEE
---------                          ---------------                -----------
Growth and Income                             $0-$100 million       .700%
                                   Greater Than  $100 million       .650%


                                   Greater Than  $250 million          .600%
                                   Greater Than  $500 million          .575%

Growth                                        $0-$250 million          .750%
                                   Greater Than  $250 million          .675%
                                   Greater Than  $500 million          .600%

Capital Appreciation                          $0-$100 million          .750%
                                   Greater Than  $100 million          .675%
                                   Greater Than  $250 million          .625%
                                   Greater Than  $500 million          .600%

Foreign Securities                            $0-$100 million          .900%
                                   Greater Than  $100 million          .825%
                                   Greater Than  $250 million          .750%
                                   Greater Than  $500 million          .700%

Natural Resources                  Net Assets                          .750%


Multi-Asset,
Strategic Multi-Asset                         $0-$200 million         1.000%
                                   Greater Than  $200 million          .875%
                                   Greater Than  $500 million          .800%

Money Market                                  $0-$150 million          .500%
                                   Greater Than  $150 million          .475%
                                   Greater Than  $250 million          .450%
                                   Greater Than  $500 million          .425%

Government & Quality Bond,
Fixed Income                                  $0-$200 million          .625%
                                   Greater Than  $200 million          .575%
                                   Greater Than  $500 million          .500%

High Yield                                    $0-$250 million          .700%
                                   Greater Than  $250 million          .575%
                                   Greater Than  $500 million          .500%



        The following table sets forth the total advisory fees earned by the Adviser from each Portfolio pursuant to the Advisory Agreement for the fiscal years ended December 31, 1998, 1997 and 1996.

                                  ADVISORY FEES


                    FUND                       1998               1997                1996
                    ----                   ------------           ----------            ----------
Growth and Income Portfolio                 $  331,720        $  280,911            $  220,009
Growth Portfolio                            $3,948,827        $3,049,207            $2,393,836
Capital Appreciation Portfolio              $5,750,603        $4,366,046            $3,030,849
Foreign Securities Portfolio                $  297,272        $  404,182            $  473,257
Natural Resources Portfolio                 $  344,730        $  380,856            $  302,086
Multi-Asset Portfolio                       $1,457,255        $1,501,407            $1,569,359
Strategic Multi-Asset Portfolio             $  512,866        $  563,207            $  597,679
Money Market Portfolio                      $  345,223        $  383,800            $  432,146
Government and Quality Bond Portfolio       $1,819,571        $1,364,101            $1,392,653
Fixed Income Portfolio                      $  110,791        $  124,001            $  152,430
High Yield Portfolio                        $  226,072        $  286,254            $  313,621





                           PERSONAL SECURITIES TRADING


        The Trust and SAAMCo have adopted a written Code of Ethics (the "Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel.


        Finally, the Subadviser has adopted a written Code of Ethics, the provisions of which are materially similar to those in the Adviser's Code of Ethics, and has undertaken to comply with the provisions of the Adviser's Code of Ethics to the extent such provisions are more restrictive. Further, the Subadviser reports to the Adviser, on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the Code of Ethics by Access Persons of the Trust or the Adviser.

                          WELLINGTON MANAGEMENT COMPANY


        Wellington Management Company, LLP serves as Subadviser to all of the Portfolios of the Trust, pursuant to the Subadvisory Agreement with SAAMCo (See "Management" in the Prospectus for additional information concerning the Subadviser.) Under the Subadvisory Agreement, the Subadviser manages the investment and reinvestment of each of the Portfolios. The Subadviser is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadviser's fee. Wellington is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



        The Subadvisory Agreement continues in effect from year to year, in accordance with its terms, only so long as such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. The Subadvisory Agreement may be terminated at any time, without penalty, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by SAAMCo or not less than 30 nor more than 60 days written notice to the Subadviser, or by the Subadviser on 90 days written notice to SAAMCo and the Trust. Under the terms of the Subadvisory Agreement, the Subadviser is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties.



        The following table sets forth the total Subadvisory fees received by Wellington, as reported to the Trust by SAAMCo, for each Portfolio pursuant to the Subadvisory Agreement for the fiscal years ended December 31, 1998, 1997 and 1996.





                                                        FEE RATE
PORTFOLIO                                (AS A % OF AVERAGE DAILY NET ASSET VALUE)
---------                                -----------------------------------------
Money Market Portfolio                          .075% first $ 500 million
                                                .02% over $500 million


Government and Quality Bond Portfolio           .225% first $50 million
                                                .125% next $450 million
                                                .10% over $100 millon

Fixed Income Portfolio                          .225% first $50 million
                                                .125% next $50 million
                                                .10% over $100 million

Growth Portfolio                                .325% first $50 million
                                                .225% next $100 million
                                                .20% next $350 million
                                                .15% over $500 million

High Yield Portfolio                            .30% first $50 million
                                                .225% next $100 million
                                                .175% next $350 million
                                                .15% over $500 million

Strategic Multi-Asset Portfolio                 .30% first $50 million
                                                .20% next $100 million
                                                .175% next $350 million
                                                .15% over $500 million

Multi-Asset Portfolio                           .25% first $50 million
                                                .175% next $100 million
                                                .15% over $150 million

Capital Appreciation Portfolio                  .375% first $50 million
                                                .275% next $100 million
                                                .20% next $350 million
                                                .15% over $500 million

Growth and Income Portfolio                     .325% first $50 million
                                                .225% next $100 million
                                                .20% next $350 million
                                                .15% over $500 million

Foreign Securities Portfolio                    .40% first $50 million
                                                .275% next $100 million
                                                .20% next $350 million
                                                .15% over $500 million

Natural Resources Portfolio                     .35% first $50 million
                                                .25% next $100 million
                                                .20% next $350 million
                                                .15% over $500 million




                                         SUBADVISORY FEES

                    FUND                 1998            1997            1996
                    ----             ----------       ----------     ----------
Growth and Income Portfolio           $  153,906       $  130,423     $  102,147
Growth Portfolio                      $1,183,587       $  910,003     $  766,639
Capital Appreciation Portfolio        $1,768,901       $1,429,761     $1,057,476
Foreign Securities Portfolio          $  132,121       $  179,429     $  206,599
Natural Resources Portfolio           $  160,091       $  175,784     $  140,974

                    Fund                    1998          1997      1996
                    ----                 ----------     --------   --------
Multi-Asset Portfolio                     $292,376      $299,772   $310,404
Strategic Multi-Asset Portfolio           $151,231      $162,641   $169,536
Money Market Portfolio                    $ 51,784      $ 57,570   $ 64,822
Government and Quality Bond Portfolio     $374,056      $294,844   $299,809
Fixed Income Portfolio                    $ 39,885      $ 44,640   $ 54,875
High Yield Portfolio                      $ 96,888      $122,680   $134,409


                       OFFICERS AND TRUSTEES OF THE TRUST

        The following table lists the Trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. An asterisk indicates those Trustees who may be deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act.


                                                               Principal Occupations
Name, Age and Address             Position with the Trust      During Past 5 Years
---------------------             -----------------------      -------------------
S. James Coppersmith, 66          Trustee (since 1987)         Retired; formerly, President and
7 Elmwood Road                                                 General Manager, WCVB-TV, a
Marblehead, MA  01945                                          division of the Hearst Corporation
                                                               (1982 to 1994); Director/Trustee
                                                               the SunAmerica Mutual Funds,
                                                               Style Select Series, Inc. ("Style
                                                               Select") and SunAmerica Strategic
                                                               Investment Series, Inc.

Samuel M. Eisenstat, 59           Trustee and                  Attorney, solo practitioner; Of
430 East 86 Street                Chairman of the              Counsel, Kramer, Levin, Naftalis
New York, NY  10028               Board (since 1986)           & Frankel; Director of Volt
                                                               Information Sciences Funding,
                                                               Inc., a subsidiary of Volt
                                                               Information Sciences, Inc. since
                                                               October 1993; Director/Trustee
                                                               and Chairman of the Boards of the
                                                               SunAmerica Mutual Funds, Style Select
                                                               and SunAmerica Strategic Investment
                                                               Series, Inc.

                                                               Principal Occupations
Name, Age and Address             Position with the Trust      During Past 5 Years
---------------------             -----------------------      -------------------
Stephen J. Gutman, 55             Trustee (since 1986)         Partner and Managing Member of
515 East 79 Street                                             B.B. Associates LLC (menswear
New York, NY  10021                                            specialty retailing and other
                                                               activities) since June 1988;
                                                               Chairman of the Board, Chief
                                                               Operating and Executive Officer
                                                               of Beau Brummel Casuals
                                                               Limited, Inc., a menswear
                                                               special retailer since May
                                                               1989; Director/Trustee of the
                                                               SunAmerica Mutual Funds, Style
                                                               Select and SunAmerica Strategic
                                                               Investment Series, Inc.

Peter A. Harbeck*, 45             Trustee and President        Director/Trustee of SunAmerica
The SunAmerica Center             (since 1994)                 Mutual Funds, Style Select and
733 Third Avenue                                               SunAmerica Strategic Investment
New York, NY 10017-3204                                        Series, Inc.; Director and President
                                                               of SAAMCo; Director of
                                                               SunAmerica Capital Services,
                                                               Inc. ("SACS"), since February
                                                               1993; Director and President of
                                                               SunAmerica Fund Services, Inc.
                                                               ("SAFS"), since May 1988;
                                                               President of SunAmerica Mutual
                                                               Funds; Executive Vice President
                                                               and Chief Operating Officer of
                                                               SAAMCo, from May 1988 to
                                                               August 1995; Executive Vice
                                                               President, SACS, from November
                                                               1991 to August 1995; and
                                                               Director, Resources Trust
                                                               Company.

Peter C. Sutton, 34               Treasurer (since 1994)       Senior Vice President,
The SunAmerica Center                                          SAAMCo, since April 1997;
733 Third Avenue                                               Treasurer, SAAMCo Mutual
New York, NY 10017-3204                                        Funds since February 1996,
                                                               Style Select and SunAmerica
                                                               Strategic Investment Series, Inc.,
                                                               since December 18, 1998, since
                                                               September 1996; Vice President and
                                                               Assistant Treasurer of
                                                               SunAmerica Series Trust and
                                                               Anchor Pathway Fund since
                                                               October 1994 and Seasons Series
                                                               Trust since April 1997;
                                                               formerly, Vice President of

                                                                Principal Occupations
Name, Age and Address             Position with the Trust       During Past 5 Years
---------------------             -----------------------       -------------------
                                                                SAAMCo (1994-1997);
                                                                Controller, SunAmerica Mutual
                                                                Funds (March 1993 - February
                                                                1996) and Assistant Controller,
                                                                SunAmerica Mutual Funds (1990-
                                                                1993); joined SAAMCo in
                                                                1990.

Robert M. Zakem, 41               Secretary and Chief           Secretary of SunAmerica Strategic
The SunAmerica Center             Compliance Officer            Investment Series Inc., since 1998
733 Third Avenue                  (since 1993)                  Secretary and Chief Compliance
New York, NY 10017-3204                                         Officer of SunAmerica Mutual Funds,
                                                                since 1993 and StyleSelect, since
                                                                1996; Senior Vice President and
                                                                General Counsel of SAAMCo, since
                                                                April 1993; Executive Vice
                                                                President, General Counsel and
                                                                Director, SACS, since February
                                                                1993; and Vice President,
                                                                General Counsel and Assistant
                                                                Secretary of SAFS, since
                                                                January 1994; Vice President
                                                                and Assistant Secretary,
                                                                SunAmerica Series Trust and
                                                                Anchor Pathway Fund, since
                                                                April 1993; Vice President and
                                                                Assistant Secretary of Seasons
                                                                Series Trust, since April 1997.



        The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and each Portfolio and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Each of the non-affiliated Trustees is entitled to compensation from the Trust consisting of an annual fee of $20,000 in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Board of the Trust. These expenses are allocated on the basis of the relative net assets of each Portfolio. Officers are compensated by SAAMCo or its affiliates and receive no compensation from the Trust.

        In addition, each non-affiliated Trustee also serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the Full Board the engagement or discharge of the Trust's independent accountants, directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting committee minutes to the Full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SunAmerica Mutual Funds and the Trust. With respect to the Trust, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Trust. The Trust also has a Nominating Committee, comprised solely of non-affiliated Trustees, which recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. Members of the Nominating Committee serve without compensation.


        The Trustees (and Directors) of the SunAmerica Mutual Funds Style Select, SunAmerica Strategic Investment Series, Inc. and the Trust have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Trustees. The Retirement Plan provides generally that if a non-affiliated Trustee who has at least 10 years of consecutive service as a non-affiliated Trustee of any of the SunAmerica Mutual Funds (an "Eligible Trustee") retires after reaching age 60 but before age 70 or dies while a Trustee, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Trustee. As of each birthday, prior to the 70th birthday, each Eligible Trustee will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each SunAmerica Mutual Fund for the calendar year in which such birthday occurs, plus (ii) 8.5% of any amounts credited under clause
(i) during prior years. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.



        As of March 1, 1999, the Trustees and officers of the Trust owned in the aggregate, less than 1% of the total outstanding shares of each Portfolio of the Trust.


        The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended December 31, 1998. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.

                               COMPENSATION TABLE

                     AGGREGATE             PENSION OR           ESTIMATED           TOTAL
                     COMPENSATION          RETIREMENT           ANNUAL              COMPENSATION
                     FROM REGISTRANT       BENEFITS             BENEFITS UPON       FROM REGISTRANT
                                           ACCRUED AS PART      RETIREMENT          AND FUND
                                           OF FUND                                  COMPLEX PAID TO
TRUSTEE                                    EXPENSES*                                TRUSTEES*
-------              ---------------       ---------------      -------------       ---------------
S. James
Coppersmith            $22,153                $41,577             $29,670               $65,000
Samuel M.
Eisenstat              $24,153                $36,610             $46,083               $69,000
Stephen J.
Gutman                 $22,153                $37,909             $60,912               $65,000


 * Information is as of December 31, 1998 for the five investment companies in the complex that pay fees to these directors/trustees. The complex consists of the SunAmerica Mutual Funds and Anchor Series Trust.

                                    CUSTODIAN

        State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts is the Custodian of the Trust. As Custodian, State Street holds all securities and cash owned by the Trust, and receives for the Trust all payments of income, payments of principal or capital distribution received by it with respect to securities owned by the Trust and receives the payment for the shares issued by the Trust. The Custodian releases and delivers securities and cash upon proper instructions from the Trust.

                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

        PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, serves as independent accountants to the Trust and, in that capacity, audits the annual financial statements of the Trust. The firm of Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022 has been selected as legal counsel to the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        All purchase and sale orders of securities for the Portfolios are placed on behalf of the Trust by the Subadviser. If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, then the Portfolio may deal directly with the broker-dealers who make a market in the securities involved unless better prices and execution are available elsewhere. These brokers may also furnish brokerage and research services, including advice as to the advisability of investing in securities, securities analysis and reports.

        Broker-dealers involved in the execution of portfolio transactions on behalf of the Trust are selected on the basis of their professional capability and the value and quality of their services. In selecting such broker-dealers, the Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets in which the security can be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

        The Trust reserves the right to effect portfolio transactions through broker-dealers affiliated with the Adviser, acting as agent and not as principal, provided that any commissions, fees or other remuneration received by affiliated brokers are within the limitations set forth in the 1940 Act and are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. The Adviser, subject to applicable laws and regulations, may also consider the willingness of particular brokers to sell the Variable Contracts as a factor in the selection of brokers for its portfolio transactions.


        Brokers may be selected to provide brokerage or research services to the Trust or other accounts over which Wellington or SAAMCo exercises investment discretion. Such service may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.



        The receipt of research from brokers may be useful in rendering investment management services to the Trust and other clients of Wellington and SAAMCo; conversely, such information provided by brokers who have executed transaction orders on behalf of other clients may be useful in carrying out obligations to the Trust. The receipt of such research will not be substituted for independent research and the expenses of Wellington or SAAMCo will not necessarily be reduced as a result of the receipt of such supplemental information. The Subadviser may effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Wellington determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by the broker or dealer, viewed in terms of either that particular transaction or Wellington's overall responsibilities with respect to the accounts as to which it exercises investment discretion.



        Some securities considered for investment by the Trust may also be appropriate for other clients served by the Subadviser. There may be occasions when the Trust and one or more of the other clients advised by Wellington will find themselves contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions will be averaged as to price and allocated as to amounts in accordance with an allocation policy, which has been reviewed by the Board of Trustees and considered to be equitable to the portfolios involved. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Trust is concerned. However, it is the judgment of the Board of Trustees of the Trust that the desirability of its advisory arrangement with SAAMCo and the Subadvisory arrangement with Wellington outweighs any disadvantages that may result from such contemporaneous transactions.


        The Board of Trustees periodically reviews performance of responsibilities in connection with the placement of portfolio transactions on behalf of the Trust and reviews the prices and commissions, if any, paid by the Trust to determine if they are reasonable in relation to the benefits to the Trust.


        For the fiscal year ended December 31, 1998, the Portfolios acquired no securities of brokers or dealers that executed its portfolio transactions during the year.


The following tables set forth the aggregate brokerage commissions paid by the Portfolios and the amounts of the brokerage commissions paid to affiliated broker-dealers for such Portfolios for the fiscal years ended December 31, 1998, 1997 and 1996.

                           1998 BROKERAGE COMMISSIONS


                                                                                                               PERCENTAGE OF
                                                                                                                 AMOUNT OF
                                                                                                                TRANSACTIONS
                                                                                                                 INVOLVING
                                                                                                                 PAYMENT OF
                                                                                                                COMMISSIONS
                                                                                        PERCENTAGE OF             PAID TO
                                      AGGREGATE                   AMOUNT               COMMISSIONS PAID          AFFILIATED
                                      BROKERAGE             PAID TO AFFILIATED          TO AFFILIATED             BROKERS-
       PORTFOLIO                     COMMISSIONS              BROKER-DEALERS            BROKER-DEALERS            DEALERS
       ---------                     -----------            ------------------          ---------------        -------------
Growth and Income
Portfolio                              $   34,242               $   399                     1.17%                  .41%
Growth Portfolio                       $  333,218               $10,350                     3.11%                  .77%
Capital Appreciation
Portfolio                              $1,117,549               $18,102                     1.62%                  .55%
Foreign Securities
Portfolio                              $  245,890                    --                       --                    --
Natural Resources
Portfolio                              $   97,752                    --                       --                    --
Multi-Asset Portfolio                  $   61,729               $ 2,382                     3.86%                  .34%
Strategic Multi-Asset
Portfolio                              $  157,819                    --                       --                    --
Money Market Portfolio                         --                    --                       --                    --

Government and Quality
Bond Portfolio                              --                     --                          --
Fixed Income Portfolio                      --                     --                          --
High Yield Portfolio                      $125                     --                          --


                           1997 BROKERAGE COMMISSIONS


                                                       AGGREGATE            AMOUNT             PERCENTAGE OF
                                                       BROKERAGE      PAID TO AFFILIATED    COMMISSIONS PAID TO
                   PORTFOLIO                          COMMISSIONS       BROKER-DEALERS       AFFILIATED BROKER
                   ---------                          -----------       --------------       -----------------
Growth and Income Portfolio                            $ 34,572                   0                   0
Growth Portfolio                                       $270,013            $    250                0.09%
Capital Appreciation Portfolio                         $948,818            $ 20,400                2.15%
Foreign Securities Portfolio                           $213,438                   0                   0
Natural Resources Portfolio                            $ 82,069                   0                   0
Multi-Asset Portfolio                                  $113,205                   0                   0
Strategic Multi-Asset Portfolio                        $110,345            $    420                0.38%
Fixed Income Portfolio                                 $      9                   0                   0
High Yield Portfolio                                   $    351                   0                   0

                           1996 BROKERAGE COMMISSIONS


                                                   AGGREGATE                 AMOUNT                 PERCENTAGE OF
                                                   BROKERAGE           PAID TO AFFILIATED        COMMISSIONS PAID TO
                   PORTFOLIO                      COMMISSIONS            BROKER/DEALERS           AFFILIATED BROKER
                   ---------                      -----------            --------------           -----------------
Growth and Income Portfolio                        $ 39,598                $     12                      0.0%
Growth Portfolio                                   $357,209                $  6,310                      1.8%
Capital Appreciation Portfolio                     $655,271                $ 25,962                      4.0%
Foreign Securities Portfolio                       $248,098                $    552                      0.2%
Natural Resources Portfolio                        $ 84,830                $  1,300                      1.5%
Multi-Asset Portfolio                              $107,911                $    750                      0.7%
Strategic Multi-Asset Portfolio                    $117,865                $  3,963                      3.4%

                                 NET ASSET VALUE

        Shares of the Trust are currently offered only to the Variable Separate Account. The Trust is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading in the NYSE (generally, 4:00 p.m., Eastern time). Each Portfolio calculates the net asset value of its shares separately by dividing the total value of net assets by the shares outstanding. The net asset value of a Portfolio's shares will also be computed on each other day in which there is a sufficient degree of trading in such Portfolio's securities that the net asset value of its shares might be materially affected by changes in the values of the portfolio securities; provided, however, that on such day the Trust receives a request to purchase or redeem such Portfolio's shares. The days and times of such computation may, in the future, be changed by the Trustees in the event that the portfolio securities are traded in significant amounts in markets other than the NYSE, or on days or at times other than those during which the NYSE is open for trading.

        The net asset value of a share of each Portfolio is calculated by adding the value of all securities and other assets, deducting its accrued liabilities, and dividing the remainder by the number of shares outstanding. Except with respect to securities held by the Money Market Portfolio securities of each Portfolio are valued as follows: Equity securities that are traded on domestic stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the closing bid price or yield equivalent as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Securities not priced in this manner are valued at the most recent quoted bid price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Short-term securities, other than GNMA securities, with maturities of sixty (60) days or less will be valued at amortized cost.

FOREIGN SECURITIES PORTFOLIO

        The Portfolio's securities are valued by appraising securities at the last sale price, or, if no sale, at the closing bid price, if traded on an exchange, and if not so traded, on the basis of closing over-the-counter bid prices, if available. Dividend income from portfolio securities is recorded on the ex-dividend date, except that, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolio is informed of the dividend after the ex-dividend date.

        Valuations of foreign securities are furnished by a quotation service and are already translated into U.S. dollars. The methods used by the quotation service and the quality of valuations so established are reviewed by officers of the Trust under the general supervision of the Trustees.

A security listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Short-term obligations that mature in 60-days or less are valued at amortized cost, provided that such value constitutes fair value as determined in good faith by the Board of Trustees.

        Generally, all trading in foreign securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of any such securities held by the Portfolio are determined as of such times for the purpose of computing the net asset value. The procedures set forth above need not be used to determine the value of debt securities owned by the Trust if, in the opinion of the Board of Trustees, some other method (e.g., based on closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such debt securities. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. If an extraordinary event occurs that is expected to materially affect the value of a security, then the security will be valued at fair value as determined in good faith under the direction of the Trustees.

MONEY MARKET PORTFOLIO

        Securities of the Money Market Portfolio are valued by the amortized cost method pursuant to Rule 2a-7 under the 1940 Act, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value as determined by this method is higher or lower than the price the Portfolio would receive if it sold the securities.


        The use of this valuation method is continuously reviewed and the Board of Trustees will make such changes as may be necessary to assure that the assets of the Portfolio are valued fairly as determined by the Trustees in good faith, as a particular responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two. The Trustees will take such steps as they consider appropriate, (e.g., selling securities to shorten the average portfolio maturity) to minimize any material dilution or other unfair results that might arise from differences between the two. Rule 2a-7 requires that the Portfolio limit its investments to instruments that the Trustees determine will present minimal credit risks and which are of high quality as determined by at least one major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Trustees. It also calls for the Portfolio to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 calendar days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

        It is the normal practice of the Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be higher than if the valuation was based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Portfolio as computed by dividing the annualized daily income of the Portfolio by the net asset value will tend to be lower than if the valuation was based upon market prices and estimates.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

        Each Portfolio is qualified and intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M under the Internal Revenue Code of 1986, as amended (the "Code"). To remain qualified as a regulated investment company, a Portfolio must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of stock or securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Portfolio's assets is represented by cash, government securities and other securities limited in respect of any one issuer to 5% of the Portfolio's net assets and to not more than 10% of the voting securities of any one issuer (other than government securities) and (ii) not more than 25% of the Portfolio's assets is invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.

        Each Portfolio will comply with asset diversification regulations prescribed by the U.S. Treasury Department under the Code. In general, these regulations effectively provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the Portfolios may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, but each U.S. agency or instrumentality is treated as a separate issuer. There are also alternative diversification tests that may be satisfied by the Portfolios under the regulation. Each Portfolio intends to comply with the diversification regulations. If a Portfolio fails to comply with these regulations, the contracts invested in that Portfolio will not be treated as annuity, endowment or life insurance contracts under the Code.

        Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.


        For the fiscal year ended December 31, 1998 the Fixed Income, High Yield, Foreign Securities and Natural Resources Portfolios had capital loss carry-forwards of $1,040,022, $5,402,633, $1,786,520 and $4,083,131,
respectively. To the extent not yet utilized, such losses will be available to offset future gains through 2002 for the Fixed Income Portfolio, 2003 for the High Yield Portfolio and 2006 for the Foreign Securities and Natural Resources Portfolios.


                             SPECIAL CONSIDERATIONS


        The Code imposes certain diversification standards on the underlying assets of Variable Contracts held in the Portfolios of the Trust. The Code provides that a Variable Contract shall not be treated as an annuity contract or life insurance for any period for which the investments are not adequately diversified, in accordance with regulations prescribed by the Treasury Department. Disqualification of the Variable Contract as an annuity contract or life insurance would result in imposition of federal income tax on the Contract Owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments under the Variable Contract. The Code contains a safe harbor provision which provides that contracts such as the Variable Contracts meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than 55% of the total assets consists of cash, cash items, U.S. government securities and securities of other regulated investment companies.


        The Treasury Department has issued Regulations (Treas. Reg. Section 1.817-5) which establish diversification requirements for the investment portfolios underlying variable contracts, such as the Variable Contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if, at the close of each calendar quarter, (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these regulations all securities of the same issuer are treated as a single investment.

        The Technical and Miscellaneous Revenue Act of 1988 provides that for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

        It is intended that each Portfolio of the Trust underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

                               GENERAL INFORMATION

        Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notices of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust, and also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The Trust shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

                               OWNERSHIP OF SHARES

        As of the date of this Statement of Additional Information, shares of the Trust are offered only to the separate accounts of the Life Companies. In turn, these separate accounts fund variable annuity contracts and variable life insurance policies issued by those insurance companies. Anchor National Life Insurance Company and First SunAmerica Life Insurance Company are under common control with, and therefore are affiliated with, the Adviser. Phoenix Mutual Life Insurance Company and Presidential Life Insurance Company are not affiliates of the Adviser. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with the Adviser. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

                              FINANCIAL STATEMENTS


        The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Ave, New York, New York 10017-3204.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

        Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

        A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

        Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

        Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

        The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

        Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

        Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

        --      Leading market positions in well established industries

        --      High rates of return on funds employed

        -- Conservative capitalization structures with moderate reliance on debt and ample asset protection

        -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

        -- Well established access to a range of financial markets and assured sources of alternate liquidity.

        Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

        Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

        Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

        If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

        Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

        A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

        The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

        AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

        A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

               Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

        BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

        B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

        CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

        CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

        C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

        CI The rating CI is reserved for income bonds on which no interest is being paid.

        D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

        Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

        L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

        * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

        NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS.

        A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

        A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

        A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

        A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

        B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

        C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

        The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                     PART C
                               OTHER INFORMATION

Item 23.  Exhibits.

                 (a) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 2-86188) filed on December 28, 1995.

                 (b) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 2-86188) filed on December 28, 1995.

                 (c)      Inapplicable.

                 (d)      (1)     Investment Advisory and Management Agreement
                                  between Registrant and SunAmerica Asset
                                  Management Corp. ("Sunamerica").



                           (2) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP.

                 (e)      Inapplicable.


                 (f)      Directors'/Trustees' Retirement Plan.

                 (g) Custodian Contract, as amended. Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File No. 2-86188) filed on February 28, 1997.

                 (h) Form of Fund Participation Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 2-86188) filed on February 29, 1996.

                 (i)      Opinion and Consent of Counsel.

                 (j)      Consent of Independent Accountants.


                 (k)      Inapplicable.

                 (l)      Inapplicable.

                 (m)      Inapplicable.


                 (n)      Financial Data Schedules.



                 (o)      (i) Inapplicable.



                          (ii) Powers of Attorney. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File No. 2-86188) filed on February 29, 1996.





Item 24.         Persons Controlled By or Under Common Control with Registrant.


                 There are no persons controlled by or under common control with Registrant.



Item 25.         Indemnification.

                 The Declaration of Trust (Section 5.3) provides that "[e]ach officer, Trustee or agent of the Trust shall be indemnified by the Trust to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Trust or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct")."

                 The Investment Advisory and Management Agreements and Sub-Advisory Agreements each provide in essence that under certain circumstances the Investment Adviser or the Sub-Adviser (and their officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Investment Adviser or Sub-Adviser to perform or assist in the performance of its obligations under each Agreement) shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

                 SunAmerica Inc., the parent of Anchor National Life Insurance Company, provides, without cost to the Fund, indemnification of individual trustees. By individual letter agreement, SunAmerica Inc. indemnifies each trustee to the fullest extent permitted by law against expenses and liabilities (including damages, judgments, settlements, costs, attorney's fees, charges and expenses) actually and reasonably incurred in connection with any action which is the subject of any threatened, asserted, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise and whether formal or informal to which any trustee was, is or is threatened to be made a party by reason of facts which include his being or having been a trustee, but only to the extent such expenses and liabilities are not covered by insurance.

                 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.         Business and Other Connections of the Investment Adviser.


                 Information concerning the business and other connections of SunAmerica, the Investment Adviser, is incorporated herein by reference to SunAmerica's Form ADV (File No. 801-19813), and information concerning the business and other connections of Wellington Management Company, LLP ("Wellington"), the Subadviser, is incorporated herein by reference from Wellington's Form ADV (File No. 801-15908), which are currently on file with the Securities and Exchange Commission.


Item 27.         Principal Underwriters.

                 There is no principal underwriter for the Registrant.

Item 28.         Location and Accounts and Records.

                 State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian, Transfer Agent and Dividend Paying Agent. It maintains books, records and accounts pursuant to the instructions of the Fund.

                 SunAmerica Asset Management Corp. is located at 733 Third Avenue, New York, NY 10017-3204. It maintains the books, accounts and records required to be maintained pursuant to
                 Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

                 Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109. It maintains the books and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.         Management Services.

                 Inapplicable.

Item 30.         Undertakings.

                 Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 30 to the Registration Statement under Rule 485 (b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 30 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on 30 of March, 1999.




                                                ANCHOR SERIES TRUST

                                                By: /s/ Peter A. Harbeck
                                                    -----------------------
                                                    Peter A. Harbeck
                                                    President and Trustee



         Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 30 to the Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:




/s/ Peter A. Harbeck           President and Trustee              March 30, 1999
-------------------------  (Principal Executive Officer)
 Peter A. Harbeck




             *             Trustee
-------------------------
 Peter C. Sutton






            *             Trustee
-------------------------
 S. James Coppersmith




            *             Trustee
-------------------------
 Samuel M. Eisenstat





            *             Trustee
-------------------------
 Stephen J. Gutman




 *By:  /s/ Peter A. Harbeck                                       March 30, 1999
     ------------------------
 Attorney-in-Fact

 Peter A. Harbeck

                                 EXHIBIT INDEX



(d) (1) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp.
                 ("Sunamerica").



    (2) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP.



(f)              Directors'/Trustees' Retirement Plan.



(i)              Opinion and Consent of Counsel.



(j)              Consent of Independent Accountants.



(n)              Financial Data Schedules.